  As Filed With The Securities And Exchange Commission On November 20, 1995

                                                       Registration No. 33-80958

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.

                        Post-Effective Amendment No. 3

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 14

                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT V
                          (Exact Name of Registrant)
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              (Name of Depositor)

                                20 Moores Road
                          Frazer, Pennsylvania 19355
              (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number (800) 523-7900

                      Kimberly A. Scouller, Esquire
                  Providian Life and Health Insurance Company
                            400 West Market Street
                                P.O. Box 32830
                          Louisville, Kentucky 40232
                    (Name and Address of Agent for Service)


                                  Copies to:
                           Michael Berenson, Esquire
                         Margaret E. Hankard, Esquire
                      Jorden Burt Berenson & Johnson LLP
                      1025 Thomas Jefferson Street, N.W.
                                Suite 400 East
                          Washington, D.C. 20007-0805

                    Approximate Date of Proposed Offering:
As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[_] On _____, 1995, pursuant to paragraph (b)(1)(v) of Rule 485.

[x] 60 Days after filing pursuant to paragraph (a)(1) of Rule 485.

[_] On ________________, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. Registrant filed the Rule 24f-2 notice for the fiscal year ended December 31, 1994, on February 24, 1995.

                             PURSUANT TO RULE 481

              Showing Location in Part A (Prospectus) and Part B
            (Statement of Additional Information) of Registration
                 Statement of Information Required by Form N-4

                                    PART A
Item of
Form N-4                                                         Prospectus Caption
--------                                                         ------------------
 1.  Cover Page................................................  Cover Page
 2.  Definitions...............................................  GLOSSARY
 3.  Synopsis..................................................  HIGHLIGHTS; FEE TABLE; Performance Measures
 4.  Condensed Financial Information...........................  Condensed Financial Information
 5.  General Description of Registrant, Depositor, and
     Portfolio Companies.......................................  Providian Life and Health Insurance Company,
                                                                 Providian Life and Health Insurance Company
                                                                 Separate Account V; The Portfolios; Voting Rights
 6.  Deductions................................................  Charges and Deductions; FEDERAL TAX CONSIDERATIONS;
                                                                 FEE TABLE
 7.  General Description of Variable Annuity Contracts.........  CONTRACT FEATURES; Distribution-at-Death Rules;
                                                                 Voting Rights; Allocation of Purchase Payments;
                                                                 Exchanges Among the Portfolios; Additions,
                                                                 Deletions, or Substitutions of Investments
 8.  Annuity Period............................................  Annuity Payment Options
 9.  Death Benefit.............................................  Death of Annuitant Prior to Annuity Date
10.  Purchases and Contract Value..............................  Contract Application and Purchase Payments;
                                                                 Accumulated Value
11.  Redemptions...............................................  Full and Partial Withdrawals; Annuity Payment
                                                                 Options; Right to Cancel Period
12.  Taxes.....................................................  FEDERAL TAX CONSIDERATIONS
13.  Legal Proceedings.........................................  Part B: Legal Proceedings
14.  Table of Contents of the Statement of Additional
     Information...............................................  Table of Contents of The Advisor's Edge Statement
                                                                 of Additional Information

                                    PART B

Item of                                                          Statement of Additional
Form N-4                                                         Information Caution
--------.......................................................  -----------------------
15.  Cover Page................................................  Cover Page
16.  Table of Contents.........................................  Table of Contents
17.  General Information and History...........................  THE COMPANY
18.  Services..................................................  Part A: Auditors; Part B: SAFEKEEPING OF
                                                                 ACCOUNT ASSETS; DISTRIBUTION OF THE CONTRACTS
19.  Purchase of Securities Being Offered......................  DISTRIBUTION OF THE CONTRACTS; Exchanges
20.  Underwriters..............................................  DISTRIBUTION OF THE CONTRACTS
21.  Calculation of Performance Data...........................  PERFORMANCE INFORMATION
22.  Annuity Payments..........................................  Computations of Annuity Income Payments
23.  Financial Statements......................................  FINANCIAL STATEMENTS

         PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V
                                   PROSPECTUS
                                      FOR
                      THE ADVISOR'S EDGE VARIABLE ANNUITY
                                   OFFERED BY
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                           (A MISSOURI STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232

The Advisor's Edge variable annuity contract (the "Contract"), offered through Providian Life and Health Insurance Company (the "Company", "us", "we" or "our"), provides a vehicle for investing on a tax-deferred basis in 20 investment company Portfolios and our General Account. The Contract is an individual variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000. The minimum initial purchase payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (30 days or more in some instances) during which you may cancel your investment in the Contract.

Your Net Purchase Payments for the Contract may be allocated among 20 Subaccounts of Providian Life and Health Insurance Company's Separate Account V and three fixed options available under the Company's General Account. Assets of each Subaccount are invested in one of the following Portfolios (which are contained within five open-end, diversified investment companies):

     .DFA SMALL VALUE PORTFOLIO               .SEI INTERNATIONAL GROWTH FUND
     .DFA LARGE VALUE PORTFOLIO               .SEI GROWTH FUND
     .DFA INTERNATIONAL VALUE                 .SEI AGGRESSIVE GROWTH FUND
       PORTFOLIO                              .SEI INCOME EQUITY FUND
     .DFA INTERNATIONAL SMALL                 .SEI INTERMEDIATE FIXED INCOME
       PORTFOLIO                                FUND
     .DFA SHORT-TERM FIXED                    .WANGER U.S. SMALL CAP ADVISOR
       PORTFOLIO                              .WANGER INTERNATIONAL SMALL CAP
     .DFA GLOBAL BOND PORTFOLIO                 ADVISOR
     .FEDERATED'S EQUITY GROWTH               .WEISS, PECK & GREER CORE LARGE-
       AND INCOME FUND                          CAP STOCK PORTFOLIO
     .FEDERATED'S UTILITY FUND                .WEISS, PECK & GREER CORE SMALL-
     .FEDERATED'S PRIME MONEY                   CAP STOCK PORTFOLIO
       FUND
     .FEDERATED'S CORPORATE BOND
       FUND
     .FEDERATED'S U.S.
       GOVERNMENT BOND FUND

Depending upon the state of issue and provisions of your Contract, your initial Net Purchase Payment(s) will, when your Contract is issued, either be (i) invested in Federated's Prime Money Portfolio during your Right to Cancel Period and/or invested immediately in your chosen Guaranteed Index Rate Options or (ii) invested immediately in your chosen Portfolios and fixed options (other than the Five-Year Guaranteed Equity Option).

The Contract's Accumulated Value varies with the investment performance of the Portfolios you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed except to the extent a portion of the Accumulated Value is allocated to the General Account.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. Full or partial withdrawals of the Contract's Surrender Value may be made at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes). If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for each Fund. Please read the Prospectuses carefully and retain them for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-866-6007. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Contract is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

             The date of this Prospectus is December   , 1995

                                                                         fm-0989

                               TABLE OF CONTENTS

                                                                            PAGE
GLOSSARY...................................................................   3
HIGHLIGHTS.................................................................   6
FEE TABLE..................................................................   8
Condensed Financial Information............................................  10
Financial Statements.......................................................  10
Performance Measures.......................................................  10
Additional Performance Measures............................................  11
Yield and Effective Yield..................................................  11
The Company and the Separate Account.......................................  12
DFA Investment Dimensions Group Inc........................................  12
Insurance Management Series................................................  12
Insurance Investment Products Trust........................................  13
Wanger Advisors Trust......................................................  13
Tomorrow Funds Retirement Trust............................................  13
The Portfolios.............................................................  13
CONTRACT FEATURES..........................................................  17
  Right to Cancel Period...................................................  17
  Contract Application and Purchase Payments...............................  17
  Purchasing by Wire.......................................................  17
  Allocation of Purchase Payments..........................................  17
  Charges and Deductions...................................................  18
  Accumulated Value........................................................  20
  Exchanges Among the Portfolios...........................................  20
  Full and Partial Withdrawals.............................................  21
  Systematic Withdrawal Option.............................................  21
  Dollar Cost Averaging Option.............................................  21
  IRS-Required Distributions...............................................  22
  Minimum Balance Requirement..............................................  22
  Designation of an Annuitant's Beneficiary................................  22
  Death of Annuitant Prior to Annuity Date.................................  23
  Annuity Date.............................................................  23
  Lump Sum Payment Option..................................................  23
  Annuity Payment Options..................................................  23
  Deferment of Payment.....................................................  25
FEDERAL TAX CONSIDERATIONS.................................................  25
GENERAL INFORMATION........................................................  30
APPENDIX A--The General Account............................................ A-1

                                    GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment Options," page 23), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options," page
23), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments (see "Annuity Payment Options," page 23).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Company ("we", "us", "our") - Providian Life and Health Insurance Company, a Missouri stock company.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you", "your") - The person or persons designated as the Contract Owner in the Contract application. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts and Guaranteed Index Rate Options.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit. If any portion of the Contract's Accumulated Value on the date we receive proof of the Annuitant's death is derived from the Five-Year Guaranteed Index Rate Option, that portion of the Accumulated Value will be adjusted by a positive Market Value Adjustment Factor (see "Five-Year Guaranteed Index Rate Option," at Appendix A), if applicable.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount or General Account Guaranteed Option.

Funds - Each of (i) DFA Investment Dimensions Group Inc., (ii) Insurance Management Series (advised by Federated Advisers), (iii) Insurance Investment Products Trust (advised by SEI Financial Management Corporation), (iv) Wanger Advisors Trust (advised by Wanger Asset Management, L.P.) and (v) Tomorrow Funds Retirement Trust (advised by Weiss, Peck & Greer, L.L.C.). The Separate Account invests in the Portfolios.

General Account - The account which contains all of our assets other than those held in our separate accounts.

General Account Guaranteed Option - Any of the following three General Account options offered by your Contract and to which you may allocate your Net Purchase Payments: the One-Year Guaranteed Index Rate Option, the Five-Year Guaranteed Index Rate Option, and the Five-Year Guaranteed Equity Option.

Guaranteed Index Rate Options - The One-Year Guaranteed Index Rate Option and the Five-Year Guaranteed Index Rate Option.

Market Value Adjustment Factor - The formula applied to the Accumulated Value in order to determine the net amount of any transfer or surrender under the Five-Year Guaranteed Index Rate Option (see "Five-Year Guaranteed Index Rate Option," at Appendix A).

Net Purchase Payment - Any Purchase Payment less the applicable Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment series of the Funds. The Funds currently offer 20 Portfolios in The Advisor's Edge: the VA Small Value Portfolio (the "DFA Small Value Portfolio") the VA Large Value Portfolio (the "DFA Large Value Portfolio") (formerly, the DFA Global Value Portfolio), the VA International Value Portfolio (the "DFA International Value Portfolio"), the VA International Small Portfolio (the "DFA International Small Portfolio"), the VA Short-Term Fixed Portfolio (the "DFA Short-Term Fixed Portfolio") and the VA Global Bond Portfolio (the "DFA Global Bond Portfolio") of DFA Investment Dimensions Group Inc.; Federated's Equity Growth and Income Fund ("Federated's Equity Growth and Income Portfolio"), Federated's Utility Fund ("Federated's Utility Portfolio"), Federated's Prime Money Fund ("Federated's Prime Money Portfolio"), Federated's U.S. Government Bond Fund ("Federated's U.S. Government Bond Portfolio") and Federated's Corporate Bond Fund ("Federated's Corporate Bond Portfolio") of Insurance Management Series; the SEI International Growth Fund (the "SEI International Growth Portfolio"), the SEI Growth Fund (the "SEI Growth Portfolio"), the SEI Aggressive Growth Fund (the "SEI Aggressive Growth Portfolio"), the SEI Income Equity Fund (the "SEI Income Portfolio"), and the SEI Intermediate Fixed Income Fund (the "SEI Intermediate Fixed Income Portfolio") of Insurance Investment Products Trust; the Wanger U.S. Small Cap Advisor (the "Wanger U.S. Small Cap Advisor Portfolio") and the Wanger International Small Cap Advisor (the "Wanger International Small Cap Advisor Portfolio") of Wanger Advisors Trust; and the Core Large-Cap Stock Fund (the "Weiss, Peck & Greer Core Large-Cap Stock Portfolio") and the Core Small-Cap Stock Fund (the "Weiss, Peck & Greer Small-Cap Stock Portfolio") of the Tomorrow Funds Retirement Trust (each, a "Portfolio" and collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax - A regulatory tax that may be assessed by certain states on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $1,000 for Non-Qualified Contracts or $50 for Qualified Contracts. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of Providian Life and Health Insurance Company's Separate Account V dedicated to the Contract. The Separate Account consists of assets that are segregated by Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company.

Subaccount - That portion of the Separate Account that invests in shares of the Funds' Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the 20 Portfolios.

Surrender Value - The Accumulated Value, adjusted to reflect any applicable Market Value Adjustment (see "Five-Year Guaranteed Index Rate Option," at Appendix A) for amounts allocated to the Five-Year Guaranteed Index Rate Option, less any early withdrawal charges for amounts allocated to the One-Year Guaranteed Index Rate Option, less any amount allocated to the Five-Year Guaranteed Equity Option, less any Premium Taxes incurred but not yet deducted.

Valuation Period - The relative performance of your Contract is measured by the Accumulation Unit Value. This value is calculated each Valuation Period. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                   HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE 3).

THE ADVISOR'S EDGE

The Contract provides a vehicle for investing on a tax-deferred basis in 20 investment company Portfolios and three General Account Guaranteed Options offered by the Company. Monies may be subsequently withdrawn from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolios and/or the guarantees of the General Account Guaranteed Options. The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract except to the extent of the portion of your Accumulated Value allocated to the General Account.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution; however, Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations. (See "Federal Tax
Considerations")....................................................Page 25

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 20 Subaccounts of the Separate Account and/or the General Account Guaranteed Options. The Subaccounts in turn invest exclusively in the following 20 Portfolios offered by the Funds: the DFA Small Value Portfolio, the DFA Large Value Portfolio, the DFA International Value Portfolio, the DFA International Small Portfolio, the DFA Short-Term Fixed Portfolio, the DFA Global Bond Portfolio, Federated's Equity Growth and Income Portfolio, Federated's Utility Portfolio, Federated's Prime Money Portfolio, Federated's U.S. Government Bond Portfolio, Federated's Corporate Bond Portfolio, the SEI International Growth Portfolio, the SEI Growth Portfolio, the SEI Aggressive Growth Portfolio, the SEI Income Equity Portfolio, the SEI Intermediate Fixed Income Portfolio, the Wanger U.S. Small Cap Advisor Portfolio, the Wanger International Small Cap Advisor Portfolio, the Weiss, Peck & Greer Core Large-Cap Stock Portfolio and the Weiss, Peck & Greer Core Small-Cap Stock Portfolio. The assets of each Portfolio are separate, and each Portfolio has distinct investment objectives and policies as described in the corresponding Fund Prospectus......................Page 12

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract application. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts and General Account Guaranteed Options.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, please consult your adviser who will assist you in completing the Contract application. You will need to select an Annuitant. The Annuitant may not be older than age 75. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts, and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified

Contracts); subsequent Purchase Payments must be at least $1,000 for Non-Qualified Contracts or $50 for Qualified Contracts. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant specified in the Contract is living...................Page 17

ALLOCATION OF PURCHASE PAYMENTS

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in Federated's Prime Money Portfolio until the expiration of the Right to Cancel Period and then invested according to your initial allocation instructions (except that any accrued interest will remain in Federated's Prime Money Portfolio if it is selected as an initial allocation option), provided that you may elect to have the portion of your initial Net Purchase Payment(s) allocated to the Guaranteed Index Rate Options invested immediately upon our receipt thereof in order to lock in the rates then applicable to such options.

If the state of issue of your Contract is any other state, then depending on the applicable provisions of your Contract, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios and Guaranteed Index Rate Options immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. (Please note that this automatic immediate investment feature only applies if your Contract so specifies. The Company does not expect to issue Contracts with this immediate investment feature until the fourth quarter of 1995 at the earliest. Please check with your agent to determine the status of your Contract. Also, immediate investment is not available with respect to any amounts allocated to THE FIVE-YEAR GUARANTEED EQUITY OPTION WHICH IS ILLIQUID FOR FIVE YEARS.) You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase Payments are
allocated...........................................................Page 17

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (30 or more days in some instances as specified in your Contract), during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us or to the agent from whom you purchased the Contract. When we receive the Contract, (1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in Federated's Prime Money Portfolio, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested,
(2) for any amount of your initial Purchase Payment(s) invested in the Portfolios immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus any fees and/or Premium Taxes that may have been subtracted from such amount, and (3) for any amount of your initial Purchase Payment(s) invested in the Guaranteed Index Rate Options immediately following receipt by us, we will refund the amount of your Purchase
Payment(s) so invested..............................................Page 17

EXCHANGES

You may make unlimited Exchanges among the Portfolios or into the General Account Guaranteed Options, provided you maintain a minimum balance of $1,000 in each Subaccount or General Account Guaranteed Option to which you have allocated a portion of your Accumulated Value. A $15 fee is currently imposed for Exchanges in excess of 12 per Contract Year. Exchanges must not reduce the value of any Subaccount or General Account Guaranteed Option below $1,000, or that remaining amount will be transferred to your other Subaccounts or Guaranteed Index Rate Options on a pro rata basis. The Five-Year Guaranteed Equity Option is illiquid for the entire five-year guarantee period, and transfers from the General Account Guaranteed Options may be subject to additional limitations and charges. (See also "Charges and Deductions," page
18, and "The General Account," at Appendix A).......................Page 19

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value (plus any positive Market Value Adjustment applicable under the Five-Year Guaranteed Index Rate Option) or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net

Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's Beneficiary, in accordance with the
Contract............................................................Page 23

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your Contract. We provide you with a variety of options as it relates to those payments. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will vary depending on the performance of the underlying Portfolio or Portfolios selected......Page 23

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-866-6007 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

The Contract has no sales charges and has an annual mortality and expense risk charge of .50%. Contract Owners may withdraw up to 100% of the Accumulated Value without incurring a surrender charge. The Contract also includes administrative charges and policy fees which pay for administering the Contract, and management, advisory and other fees, which reflect the costs of the Funds...........................................................Page 18

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% penalty tax (and a portion thereof may be subject to ordinary income taxes)...................................Page 21

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract (see page 18). The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Funds. For a complete discussion of Contract costs and expenses, including charges applicable to General Account Guaranteed Options, see "Charges and Deductions," page 18.

CONTRACTOWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases......................................... None
Contingent Deferred Sales Load (surrender charge)....................... None
Exchange Fees (for Exchanges in excess of twelve per Contract Year).....  $15
ANNUAL CONTRACT FEE.....................................................  $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
 Separate Account)
Mortality and Expense Risk Charge....................................... .50%
Administrative Charge................................................... .15%
                                                                         ----
Total Annual Separate Account Expenses.................................. .65%*

  *Separate Account Annual Expenses are not charged against the General Account Guaranteed Options.

                           PORTFOLIO ANNUAL EXPENSES

The figures below are based on estimated expenses for fiscal year 1995 (as a percentage of each Portfolio's average net assets after fee waiver and/or expense reimbursement, if applicable).

                                                                        TOTAL
                                                 MANAGEMENT           PORTFOLIO
                                                AND ADVISORY  OTHER    ANNUAL
                                                  EXPENSES   EXPENSES EXPENSES
                                                ------------ -------- ---------
DFA Small Value Portfolio......................    0.50%      0.70%     1.20%
DFA Large Value Portfolio......................    0.25%      0.70%     0.95%
DFA International Value Portfolio..............    0.40%      0.93%     1.33%
DFA International Small Portfolio..............    0.50%      0.91%     1.41%
DFA Short-Term Fixed Portfolio.................    0.25%      0.59%     0.84%
DFA Global Bond Portfolio......................    0.25%      0.62%     0.87%
Federated's Equity Growth and Income
 Portfolio*....................................    0.00%      0.85%     0.85%
Federated's Utility Portfolio*.................    0.00%      0.85%     0.85%
Federated's Prime Money Portfolio*.............    0.00%      0.80%     0.80%
Federated's U.S. Government Bond Portfolio*....    0.00%      0.80%     0.80%
Federated's Corporate Bond Portfolio*..........    0.00%      0.80%     0.80%
SEI International Growth Portfolio**...........    0.48%      0.92%     1.40%
SEI Growth Portfolio**.........................    0.40%      0.60%     1.00%
SEI Aggressive Growth Portfolio**..............    0.65%      0.55%     1.20%
SEI Income Equity Portfolio**..................    0.35%      0.65%     1.00%
SEI Intermediate Fixed Income Portfolio**......    0.28%      0.42%     0.70%
Wanger U.S. Small Cap Advisor Portfolio***.....    0.98%      0.17%     1.15%
Wanger International Small Cap Advisor
 Portfolio***..................................    1.27%      0.27%     1.54%
Weiss, Peck & Greer Core Large-Cap Stock
 Portfolio****.................................    0.00%      1.50%     1.50%
Weiss, Peck & Greer Core Small-Cap Stock
 Portfolio****.................................    0.00%      1.50%     1.50%

  *The expense figures shown reflect anticipated voluntary waivers of a portion of the management fees and/or assumption of expenses. The maximum Management and Advisory Expenses, Other Expenses, and Total Portfolio Annual Expenses absent the anticipated voluntary waivers are as follows: 0.75%, 0.85% and 1.60%, respectively, for Federated's Equity Growth and Income Portfolio; 0.75%, 0.85% and 1.60%, respectively, for Federated's Utility Portfolio; 0.50%, 0.80% and 1.30%, respectively, for Federated's Prime Money Portfolio; and 0.60%, 0.80% and 1.40%, respectively, for each of Federated's U.S. Government Bond Portfolio and Federated's Corporate Bond Portfolio.

 **The expense figures shown reflect anticipated voluntary waivers of a portion of the management fees and/or assumption of expenses. The maximum Management and Advisory Expenses, Other Expenses, and Total Portfolio Annual Expenses absent the anticipated voluntary waivers are estimated to be as follows: 1.03%, 2.38% and 3.41%, respectively, for the SEI International Growth Portfolio; 0.85%, 0.75% and 1.60%, respectively, for the SEI Growth Portfolio; 1.10%, 1.16% and 2.26%, respectively, for the SEI Aggressive Growth Portfolio; 0.80%, 0.65% and 1.45%, respectively, for the SEI Income Equity Portfolio; and 0.66%, 0.64% and 1.30%, respectively, for the SEI Intermediate Fixed Income Portfolio.

 ***The advisor has agreed to reimburse this Portfolio in the event certain fees and expenses payable by the Portfolio in any fiscal year exceed 2.0% of average daily net assets.

****The expense figures shown reflect anticipated voluntary waivers of a portion of the management fees and/or assumption of expenses. The maximum Management and Advisory Expenses, Other Expenses, and Total Portfolio Annual Expenses absent the anticipated voluntary waivers are estimated to be as follows: 0.75%, 3.90% and 4.65%, respectively, for the Weiss, Peck and Greer Core Large-Cap Stock Portfolio and 0.75%, 4.49% and 5.24%, respectively, for the Weiss, Peck and Greer Core Small-Cap Stock Portfolio. For each of these Portfolios, 0.25% of the figure representing Other Expenses is attributable to a service fee payable by the Tomorrow Funds Retirement Trust under non-Rule 12b-1 service plans. For more information, please refer to the section entitled "Service Plans" in the attached prospectus for the Tomorrow Funds Retirement Trust.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

                                                                           3
                                                                  1 YEAR YEARS
                                                                  ------ ------
      DFA Small Value Portfolio.................................. $21.76 $66.91
      DFA Large Value Portfolio.................................. $19.25 $59.27
      DFA International Value Portfolio.......................... $23.07 $70.86
      DFA International Small Portfolio.......................... $23.87 $73.29
      DFA Short-Term Fixed Portfolio............................. $18.14 $55.89
      DFA Global Bond Portfolio.................................. $18.44 $56.82
      Federated's Equity Growth and Income Portfolio............. $18.24 $56.20
      Federated's Utility Portfolio.............................. $18.24 $56.20
      Federated's Prime Money Portfolio.......................... $17.74 $54.66
      Federated's U.S. Government Bond Portfolio................. $17.74 $54.66
      Federated's Corporate Bond Portfolio....................... $17.74 $54.66
      SEI International Growth Portfolio......................... $23.77 $72.98
      SEI Growth Portfolio....................................... $19.75 $60.81
      SEI Aggressive Growth Portfolio............................ $21.76 $66.91
      SEI Income Equity Portfolio................................ $19.75 $60.81
      SEI Intermediate Fixed Income Portfolio.................... $16.73 $51.58
      Wanger U.S. Small Cap Advisor Portfolio.................... $21.26 $65.39
      Wanger International Small Cap Advisor Portfolio........... $25.17 $77.21
      Weiss, Peck & Greer Core Large-Cap Stock Portfolio......... $24.77 $76.01
      Weiss, Peck & Greer Core Small-Cap Stock Portfolio......... $24.77 $76.01

Included in these estimates are the pro rata portions of the Annual Contract Fees, $3 and $9, respectively, for the periods shown based on an average expected account size of $10,000. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender or annuitization of the Contract, on a pro rata basis, from each Subaccount. In some states, the Company will deduct Premium Taxes as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

CONDENSED FINANCIAL INFORMATION

(FOR THE PERIOD DECEMBER 6, 1994 THROUGH DECEMBER 31, 1994)

                                                                     FEDERATED'S
                                                                        PRIME
                                                                        MONEY
                                                                     PORTFOLIO*
                                                                     -----------
Accumulation unit value as of:
  Start Date........................................................  10.000000
  12/31/94..........................................................  10.026003
Number of units outstanding as of:
  12/31/94..........................................................     70,223

  *Federated's Prime Money Portfolio is the only Portfolio which had commenced operations as of 12/31/94. Date of commencement of operations for Federated's Prime Money Portfolio was 12/6/94.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company and the financial statements of the Separate Account (as well as the Independent Auditors' Reports thereon) are contained in the Statement of Additional Information.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and effective yield of Federated's Prime Money Portfolio, the yield of the other Subaccounts, and the total return of all Subaccounts may appear in reports and promotional literature to current or prospective Contract Owners.

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission ("SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table above), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages, however, do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios, and may assume the Contract was in existence prior to its inception date (which it was not). After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified premium patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses. They do not include the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

The Non-Standardized Annual Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

YIELD AND EFFECTIVE YIELD

The Company may also show yield and effective yield figures for the Subaccount investing in shares of Federated's Prime Money Portfolio. "Yield" refers to the income generated by an investment in Federated's Prime Money Portfolio over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Federated's Prime Money Portfolio is assumed to be reinvested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio of a Fund may advertise its yield and total return investment performance. For each Subaccount other than Federated's Prime Money Market for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company is a stock life insurance company incorporated under the laws of Missouri on August 6, 1920. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in all states except for New York, as well as the District of Columbia and Puerto Rico. The Company is wholly-owned, directly and indirectly, by Providian Corporation, a publicly-held diversified consumer financial services company whose shares are traded on the New York Stock Exchange with assets of $23.6 billion as of December 31, 1994.

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V

The Separate Account was established by the Company as a separate account under the laws of the State of Missouri on February 14, 1992, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 20 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Funds. Additional Subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA Investment Dimensions Group Inc. is an open-end management investment company organized under Maryland law in 1981, and is registered under the 1940 Act. The Fund issues 24 series of shares, including the DFA Small Value Portfolio, the DFA Large Value Portfolio (formerly, the DFA Global Value Portfolio), the DFA International Value Portfolio, the DFA International Small Portfolio, DFA Short-Term Fixed Portfolio and the DFA Global Bond Portfolio, which are the only portfolios available as part of The Advisor's Edge. Dimensional Fund Advisors Inc. serves as this Fund's investment adviser.

INSURANCE MANAGEMENT SERIES (ADVISED BY FEDERATED ADVISERS)

Insurance Management Series is an open-end management investment company organized as a Massachusetts business trust and registered under the 1940 Act. The Fund consists of five investment portfolios available as part of The Advisor's Edge: Federated's Equity Growth and Income Portfolio, Federated's Utility Portfolio, Federated's Prime Money Portfolio, Federated's U.S. Government Bond Portfolio and Federated's Corporate Bond Portfolio. Federated Advisers serves as this Fund's investment adviser.

INSURANCE INVESTMENT PRODUCTS TRUST (ADVISED BY SEI FINANCIAL MANAGEMENT CORPORATION)

Insurance Investment Products Trust (the "SEI Fund"), an open-end management investment company, was organized as a Massachusetts business trust in 1994 and is registered under the 1940 Act. The SEI Fund consists of five professionally managed investment portfolios available as part of The Advisor's Edge: the SEI International Growth Portfolio, the SEI Growth Portfolio, the SEI Aggressive Growth Portfolio, the SEI Income Equity Portfolio and the SEI Intermediate Fixed Income Portfolio. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Corporation, was organized as a Delaware corporation in 1969 and is the SEI Fund's investment advisor. SFM has general oversight responsibility for the investment advisory services provided to the SEI Fund. SFM contracts with various sub-advisors who are responsible for making the day-to-day investment decisions for each Portfolio as well as placing orders on behalf of each Portfolio in order to effect the investment decisions made. In addition, SFM is authorized to make investment decisions for the assets of each Portfolio.

WANGER ADVISORS TRUST (ADVISED BY WANGER ASSET MANAGEMENT, L.P.)

Wanger Advisors Trust, an open-end management investment company, was organized as a Massachusetts business trust in 1994 and is registered under the 1940 Act. The Fund consists of two series available as part of The Advisor's Edge: the Wanger U.S. Small Cap Advisor Portfolio and the Wanger International Small Cap Advisor Portfolio. Wanger Asset Management, L.P., a limited partnership managed by its general partner, Wanger Asset Management, Ltd., serves as this Fund's investment adviser.

TOMORROW FUNDS RETIREMENT TRUST (ADVISED BY WEISS, PECK & GREER, L.L.C.)

Tomorrow Funds Retirement Trust, an open-end management investment company, was organized as a Delaware business trust in 1995 and is registered under the 1940 Act. The Fund consists of six series, including the Core Large-Cap Stock Portfolio and the Core Small-Cap Stock Portfolio, which are the only series available as part of The Advisor's Edge. Weiss, Peck & Greer, L.L.C. serves as this Fund's investment adviser.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUSES)

For more information concerning the risks associated with each Portfolio's investments, please refer to the applicable underlying Fund prospectus.

VA SMALL VALUE PORTFOLIO ("DFA SMALL VALUE PORTFOLIO")

The investment objective of the DFA Small Value Portfolio is to achieve long-term capital appreciation. This Portfolio seeks to achieve its investment objective by investing in common stocks of U.S. companies with shares that have a high book value in relation to their market value (a "book to market ratio") and whose market capitalizations are smaller than that of the company having the median market capitalization of companies whose shares are listed on the NYSE.

VA LARGE VALUE PORTFOLIO ("DFA LARGE VALUE PORTFOLIO")

The investment objective of the DFA Large Value Portfolio is to achieve long-term capital appreciation. This Portfolio seeks to achieve its investment objective by investing in common stocks of U.S. companies that have a high book to market ratio and whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE. Pursuant to a special meeting of this Portfolio's shareholders held on September 15, 1995, the DFA Large Value Portfolio's investment policy was changed to permit the Portfolio to achieve its investment objective by investing substantially all of its assets in the stock of U.S. companies and the sale of the Portfolio's non-U.S. securities to another series of shares of DFA Investment Dimensions Group Inc.

VA INTERNATIONAL VALUE PORTFOLIO ("DFA INTERNATIONAL VALUE PORTFOLIO")

The investment objective of the DFA International Portfolio is to achieve long-term capital appreciation. This Portfolio seeks to achieve its investment objective by investing in the stocks of large non-U.S. companies that have a high book to market ratio in countries with developed markets.

VA INTERNATIONAL SMALL PORTFOLIO ("DFA INTERNATIONAL SMALL PORTFOLIO")

The investment objective of the DFA International Small Portfolio is to achieve long-term capital appreciation. This Portfolio provides investors with access to securities portfolios consisting of small Japanese, United Kingdom, Continental and Pacific Rim companies. The Portfolio seeks to achieve its investment objective by investing its assets in a broad and diverse group of marketable stocks of (1) Japanese small companies which are traded in the Japanese securities markets; (2) United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland; (3) small companies organized under the laws of certain European countries; and (4) small companies located in Australia, New Zealand and Asian countries whose shares are traded principally on the securities markets located in those countries.

VA SHORT-TERM FIXED PORTFOLIO ("DFA SHORT-TERM FIXED PORTFOLIO")

This investment objective of the DFA Short-Term Fixed Portfolio is to achieve a stable real value (i.e., a return in excess of the rate of inflation) of invested capital with a minimum of risk. This Portfolio seeks to achieve its investment objective by investing in U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, this Portfolio will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

VA GLOBAL BOND PORTFOLIO ("DFA GLOBAL BOND PORTFOLIO")

The DFA Global Bond Portfolio seeks to provide a market rate of return for a global fixed income portfolio with low relative volatility of returns. This Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community and corporate debt obligations.

FEDERATED'S EQUITY GROWTH AND INCOME FUND ("FEDERATED'S EQUITY GROWTH AND INCOME PORTFOLIO")

The primary investment objective of the Federated's Equity Growth and Income Portfolio is to achieve long-term growth of capital. The Portfolio's secondary objective is to provide income. The Portfolio pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies.

FEDERATED'S UTILITY FUND ("FEDERATED'S UTILITY PORTFOLIO")

The investment objective of Federated's Utility Portfolio is to achieve high current income and moderate capital appreciation. The Portfolio endeavors to achieve its objective by investing primarily in a professional managed and diversified portfolio of equity and debt securities of utility companies.

FEDERATED'S PRIME MONEY FUND ("FEDERATED'S PRIME MONEY PORTFOLIO")

The investment objective of Federated's Prime Money Portfolio is to provide current income consistent with stability of principal and liquidity. The Portfolio pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FEDERATED'S U.S. GOVERNMENT BOND FUND ("FEDERATED'S U.S. GOVERNMENT BOND PORTFOLIO")

The investment objective of Federated's U.S. Government Bond Portfolio is to provide current income. Under normal circumstances, the Portfolio pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

FEDERATED'S CORPORATE BOND FUND ("FEDERATED'S CORPORATE BOND PORTFOLIO")

The investment objective of Federated's Corporate Bond Portfolio is to seek high current income. The Portfolio endeavors to achieve its investment objective by investing primarily in a diversified portfolio of professionally managed fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk-bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

SEI INTERNATIONAL GROWTH FUND ("SEI INTERNATIONAL GROWTH PORTFOLIO")

The investment objective of the SEI International Growth Portfolio is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the SEI International Growth Portfolio's assets will be invested in the following equity securities of non-U.S. issuers: common stocks, securities convertible into common stocks, preferred stocks, warrants and rights to subscribe to common stocks. At all times at least 65% of the Portfolio's total assets will be invested in securities of issuers in at least three different countries other than the United States. Acadian Asset Management, Inc. and WorldInvest Limited act as the investment sub-advisors for the SEI International Growth Portfolio.

SEI GROWTH FUND ("SEI GROWTH PORTFOLIO")

The investment objective of the SEI Growth Portfolio is capital appreciation. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion at the time of purchase). The Portfolio's advisors will generally select securities of issuers believed by them to possess significant growth potential. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. IDS Advisory Group Inc. and Alliance Capital Management L.P. act as the investment sub-advisors for the SEI Growth Portfolio.

SEI AGGRESSIVE GROWTH FUND ("SEI AGGRESSIVE GROWTH PORTFOLIO")

The investment objective of the SEI Aggressive Growth Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of smaller companies. The Portfolio's policy is to invest in equity securities of smaller companies that its advisors believe are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The Portfolio's advisors will select companies which have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The Portfolio's advisors also seek companies with strong company management and superior fundamental strength. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of smaller growth companies (i.e., market capitalizations less than $1 billion at time of purchase). The remaining 35% of the Portfolio's assets may be invested in the equity securities of more established companies. Under normal circumstances the Portfolio, to the extent not invested in the securities described above, may invest in investment grade bonds, including securities rated BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), which may be regarded as having speculative characteristics and are commonly referred to as "junk bonds."

SEI INCOME EQUITY FUND ("SEI INCOME EQUITY PORTFOLIO")

The investment objective of the SEI Income Equity Portfolio is long-term growth of capital and income. The Portfolio invests primarily in a diversified portfolio of high quality, income producing common stocks which, in the opinion of the advisors, are undervalued in the marketplace at the time of purchase. In general, high quality securities are characterized as those that have average return-on-equity and above average reinvestment rates relative to the stock market in general as measured by the S&P Barra/Value Index. The Portfolio's sub-advisors will also consider other factors, such as earnings and dividend growth prospects. Under normal conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies with market capitalizations of at least $1 billion. Merus Capital Management, Mellon Equity Associates and LSV Asset Management act as the investment sub-advisors for the SEI Income Equity Portfolio. Under normal circumstances the Portfolio, to the extent not invested in the securities described above, may invest in investment grade bonds, including securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics and are commonly referred to as "junk bonds."

SEI INTERMEDIATE FIXED INCOME FUND ("SEI INTERMEDIATE FIXED INCOME PORTFOLIO")

The investment objective of the SEI Intermediate Fixed Income Portfolio is current income consistent with the preservation of capital. The Portfolio's permitted investments consist of corporate bonds and debentures, obligations issued by the United States Government, its agencies and instrumentalities, receipts involving U.S. Treasury obligations, collateralized mortgage obligations and asset backed securities, all of which are rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's at the time of purchase or are of comparable quality. This Portfolio may invest up to 35% of its total assets in corporate bonds and debentures rated BBB by S&P or Baa by Moody's at the time of purchase. Such securities are regarded as having an adequate capacity to pay interest and repay principal, but adverse economic conditions or changing economic circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Such securities are thought to possess speculative characteristics and are commonly referred to as "junk bonds." Under normal market conditions, this Portfolio will invest at least 65% of its total assets in bonds. Securities comprising the Portfolio will have an aggregate average weighted maturity of five to ten years. As a result of its investment strategies, the Portfolio's annual Portfolio turnover rate is expected to exceed 100%. Such a rate, if achieved, will lead to higher transaction costs. Western Asset Management Company acts as the investment sub-advisor for the SEI Intermediate Fixed Income Portfolio.
WANGER U.S. SMALL CAP ADVISOR ("WANGER U.S. SMALL CAP ADVISOR PORTFOLIO")

The investment objective of the Wanger U.S. Small Cap Advisor Portfolio is to seek long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in stocks of small and medium size United States companies. The Portfolio may also invest in debt securities, including lower-rated debt securities, which may be regarded as having speculative characteristics and are commonly referred to as "junk bonds."
WANGER INTERNATIONAL SMALL CAP ADVISOR ("WANGER INTERNATIONAL SMALL CAP ADVISOR PORTFOLIO")

The investment objective of the Wanger International Small Cap Advisor Portfolio is to seek long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in stocks of small and medium size foreign companies. The Portfolio may also invest in debt securities, including lower-rated debt securities, which may be regarded as having speculative characteristics and are commonly referred to as "junk bonds."
WEISS, PECK & GREER CORE LARGE-CAP STOCK FUND ("WEISS, PECK & GREER CORE LARGE-
 CAP STOCK PORTFOLIO") AND WEISS, PECK & GREER CORE SMALL-CAP STOCK FUND ("WEISS, PECK & GREER CORE SMALL-CAP STOCK PORTFOLIO")


The investment objective of the Weiss, Peck & Greer Core Large-Cap Stock Portfolio is to seek to exceed the performance of publicly traded large capitalization stocks in the aggregate, as represented by the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The investment objective of the Core Small-Cap Stock Portfolio is to seek to exceed the performance of publicly traded small capitalization stocks in the aggregate, as represented by the Russell 2000. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. Each of these Portfolios pursues its investment objective by investing in a portfolio of securities that is considered more "efficient" than the applicable benchmark. An efficient portfolio is one that has the maximum expected return for any level of risk. While each Portfolio will generally be substantially fully invested in equity securities which comprise the applicable benchmark, each Portfolio may invest up to 10% of its total assets in fixed-income securities that are rated at the time of investment at least AA by S&P or Aa by Moody's or their respective equivalents or, if not rated, determined to be of equivalent credit quality to securities so rated.
OTHER PORTFOLIO INFORMATION


There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the corresponding Funds. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Funds under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise among the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are described below and in the Contract. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for a minimum of 10 days after you receive the Contract (30 or more days in some instances as set forth in your Contract). The Contract permits you to cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, P.O. Box 32700, Louisville, Kentucky 40232 or to the agent from whom you purchased the Contract. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, (1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in Federated's Prime Money Portfolio, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested, (2) for any amount of your initial Purchase Payment(s) invested in the Portfolios immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus any fees and/or Premium Taxes that may have been subtracted from such amount, and (3) for any amount of your initial Purchase Payment(s) invested in the Guaranteed Index Rate Options immediately following receipt by us, we will refund the amount of your Purchase Payment(s) so invested.

CONTRACT APPLICATION AND PURCHASE PAYMENTS

If an applicant wishes to purchase a Contract, the applicant should send his or her completed application and initial Purchase Payment to the address indicated on the application, or to such other location as the Company may from time to time designate. If the applicant wishes to make personal delivery by hand or courier to the Company of the completed application and initial Purchase Payment (rather than through the mail), he or she must do so at our Administrative Offices at 400 West Market Street, Louisville, KY 40202. The initial Purchase Payment for a Non-Qualified Contract must be equal to or greater than the $5,000 minimum investment requirement. The Initial Purchase Payment for a Qualified Contract must be equal to or greater than $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction).

The Contract will be issued and the initial Purchase Payment less any Premium Taxes will be credited within two Business Days after acceptance of the application and the initial Purchase Payment. Acceptance is subject to the application being received in good order, and the Company reserves the right to reject any application or initial Purchase Payment.

If the initial Purchase Payment cannot be credited because the application is incomplete, we will contact the applicant, explain the reason for the delay and will refund the initial Purchase Payment within five Business Days, unless the applicant instructs us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Additional Purchase Payments must be for at least $1,000 for Non-Qualified Contracts, or $50 for Qualified Contracts. Additional Purchase Payments received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-866-6007.

ALLOCATION OF PURCHASE PAYMENTS

You specify in the Contract application how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one or more of the Portfolios or General Account Guaranteed Options as long as such portions are whole number percentages provided that each allocation to a General Account Guaranteed Option is at least $1,000 and that no Portfolio or General Account Guaranteed Option may contain a balance less than $1,000. You may choose not to allocate any monies to a particular Portfolio. You may change allocation instructions for future Net Purchase Payments by sending us the appropriate Company form or by complying with other designated Company procedures.

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in Federated's Prime Money Portfolio until the expiration of the Right to Cancel Period (which is assumed for this purpose to be 15 to 35 days (i.e., a 10 to 30 day Right to Cancel Period plus a five day grace period to allow for mail delivery) or more in some instances as specified in your Contract after the issuance of your Contract) and then invested according to your initial allocation instructions (except that any accrued interest will remain in Federated's Prime Money Portfolio if it is selected as an initial allocation option), provided that you may elect to have the portion of your initial Net Purchase Payment(s) allocated to the Guaranteed Index Rate Options invested immediately upon our receipt thereof in order to lock in the rates then applicable to such options.

If the state of issue of your Contract is any other state, then depending on the applicable provisions of your Contract, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios and Guaranteed Index Rate Options immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. (Please note that this automatic investment feature only applies if your Contract so specifies. The Company does not expect to issue Contracts with this immediate investment feature until the fourth quarter of 1995 at the earliest. Please check with your agent to determine the status of your Contract. Also, immediate investment is not available with respect to any amounts allocated to THE FIVE-YEAR GUARANTEED EQUITY OPTION WHICH IS ILLIQUID FOR FIVE YEARS.)

CHARGES AND DEDUCTIONS

There are no sales charges for the Contracts (although certain charges or restrictions may apply to your Contract's General Account Guaranteed Options).

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is .50% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. These costs are deducted proportionately from the Contract's Accumulated Value; therefore, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGES

Each Contract Year you may make an unlimited number of Exchanges between Portfolios and/or General Account Guaranteed Options, provided that after an Exchange no Portfolio or General Account Guaranteed Option may contain a balance less than $1,000. A $15 fee is currently imposed for Exchanges in excess of 12 per Contract Year.

EXCEPTIONS TO CHARGES

The administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation and certain of their affiliates are permitted to purchase Contracts with substantial reduction of administrative charges or fees. Contracts so purchased are for investment purposes only and may not be resold except to the Company.

In no event will reduction or elimination of fees or charges be permitted where such reduction or elimination will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

TAXES

We will, where such taxes are imposed on the Company by state law, deduct Premium Taxes that currently range up to 3.5%. These taxes will be deducted from the Accumulated Value or Purchase Payments in accordance with applicable law.

As of the date of this Prospectus, the following states assess a Premium Tax on all initial and additional Purchase Payments:

                                                          PERCENTAGE
                                                          ----------
             Pennsylvania................................   2.00%*
             South Dakota................................   1.25%

*Pennsylvania has passed legislation which repeals its Premium Tax effective as of January 1, 1996.

In addition, a number of states currently impose Premium Taxes at the time an Annuity Payment Option (other than a Lump Sum Payment Option) is selected. As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

                                                                         NON-
                                                             QUALIFIED QUALIFIED
                                                             --------- ---------
Alabama.....................................................   1.00%     1.00%
California..................................................    .50%     2.35%
District of Columbia........................................   2.25%     2.25%
Kansas......................................................      0%     2.00%
Kentucky....................................................   2.00%     2.00%
Maine.......................................................      0%     2.00%
Nevada......................................................      0%     3.50%
West Virginia...............................................   1.00%     1.00%
Wyoming.....................................................      0%     1.00%

Under present laws, the Company will incur state or local taxes (in addition to the Premium Taxes described above) in several states. At present, the Company does not charge the Contract Owner for these taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 25.) Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflect the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in each Fund's Prospectus and Statement of Additional Information.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s) and the interest credited to the General Account Guaranteed Options during the Valuation Period; and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract, (iv) any partial withdrawals,
(v) any Market Value Adjustment or other deduction due to early Exchanges or withdrawals from the Guaranteed Index Rate Options and, if exercised by the Company, (vi) any charges for any Exchanges made after the first 12 in any Contract Year.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios of the Funds and, as permitted, the General Account Guaranteed Options. Requests for Exchanges, received by mail or by telephone, prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day. If you experience difficulty in making a telephone Exchange your Exchange request may be made by regular or express mail. It will be processed on the date received.

To take advantage of the privilege of initiating transactions by telephone, you must first elect the privilege by completing the appropriate section of the application or by completing a separate telephone authorization form at a later date. To take advantage of the privilege of authorizing a third party to initiate transactions by telephone, you must first complete a third party authorization form.

The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Prior to the acceptance of any request, the caller will be asked by a customer service representative for his or her Contract number and social security number. In addition, telephone communications from a third party authorized to transact in an account will undergo reasonable procedures to confirm that instructions are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the Contract number to which he or she is referring, and the social security number of the Contract Owner. All calls will be recorded, and this information will be verified with the Contract Owner's records prior to processing a transaction. Furthermore, all transactions performed by a customer service representative will be verified with the Contract Owner through a written confirmation statement. Neither the Company nor the Funds shall be liable for any loss, cost or expense for action on telephone instructions that are believed to be genuine in accordance with these procedures.

For information concerning Exchanges to and from the General Account Guaranteed Options, See "The General Account," at Appendix A.

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, adjusted to reflect any applicable Market Value Adjustment for amounts allocated to the Five-Year Guaranteed Index Rate Option, less any early withdrawal charges for amounts allocated to the One-Year Guaranteed Index Rate Option, less any amount allocated to the Five-Year Guaranteed Equity Option less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid out under an Annuity Payment Option. (See "Annuity Payment Options," page 23.)

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. You may not make any full or partial withdrawals from the Five-Year Guaranteed Equity Option before the end of the five-year guarantee period. Your proceeds will normally be processed and mailed to you within two Business Days after the receipt of the request but in no event will it be later than seven calendar days, subject to postponement in certain circumstances. (See "Deferment of Payment," page 25.)

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 25.)

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each withdrawal is $250.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

Each systematic withdrawal is subject to federal income taxes on the taxable portion, and may be subject to a 10% federal tax penalty if you are under age 59 1/2. You may elect to have federal income taxes withheld from each withdrawal at a 10% rate on the Systematic Withdrawal Request Form. For a discussion of the tax consequences of withdrawals, see "Federal Tax Considerations" on page 25 of your Prospectus. You may wish to consult a tax advisor regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days written notice. We also reserve the right to charge a fee for such service.

DOLLAR COST AVERAGING OPTION

If you have at least $5,000 of Accumulated Value in Federated's Prime Money Portfolio, you may choose to have a specified dollar amount transferred from this Portfolio to other Portfolios in the Separate Account or to the General Account Guaranteed Options on a monthly basis. The main objective of Dollar Cost Averaging is to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Portfolios each month, more units are purchased in a Portfolio if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

This Dollar Cost Averaging Option may be elected on the enrollment form or at a later date. The minimum amount that may be transferred each month into any Portfolio or General Account Guaranteed Option is $250. The maximum amount which may be transferred is equal to the Accumulated Value in Federated's Prime Money Portfolio when elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Portfolios in the proportions you specify on the appropriate Company form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the Accumulated Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending the appropriate Company form to our Administrative Offices which must be received at least seven days before the next transfer date.

IRS-REQUIRED DISTRIBUTIONS

Prior to the Annuity Date, if you or, if applicable, a Joint Owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the Owner's Designated Beneficiary (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit) as described in this section so that the Contract qualifies as an annuity under the Code. If the death occurs on or after the Annuity Date, the remaining portions of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract will be distributed within five years after date of death or be paid under an Annuity Payment Option under which payments will begin within one year of the Contract Owner's death and will be made for the life of the Owner's Designated Beneficiary or for a period not extending beyond the life expectancy of that beneficiary. The Owner's Designated Beneficiary is the person to whom ownership of the Contract passes by reason of death.

If any portion of the Contract Owner's interest is payable to (or for the benefit of) the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

MINIMUM BALANCE REQUIREMENT

We will transfer the balance in any Portfolio that falls below $1,000, due to a partial withdrawal or Exchange, to the remaining Portfolios held under that Contract on a pro rata basis. In the event that the entire value of the Contract falls below $1,000, you may be notified that the Accumulated Value of your account is below the Contract's minimum requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the application. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) If an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. If an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

ANNUITY DATE

You may specify an Annuity Date in the application, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and the Annuity Payment options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, adjusted for any Market Value Adjustment or other deductions applicable to amounts allocated to a General Account Guaranteed Option, less any amount allocated to the Five-Year Guaranteed Equity Option, less any Premium Taxes incurred but not yet deducted.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the

Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $5,000, or less than $2,000 for Texas Contract Owners, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase;

conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-866-6007.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within seven days from the date the election becomes effective except that the Company may be permitted to defer such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or
(2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

As to amounts allocated to the General Account, we may, at any time, defer payment of the Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 4% annually on any Surrender Value payment derived from the General Account that we defer 30 days or more.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax adviser regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Contracts Owned by Non-Natural Persons," page 27, and
"Diversification Standards," page 27.)

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election.

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code Section 72(m)(7); (iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;
(iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract as defined in Section 72(u)(4); or (vii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DISTRIBUTION-AT-DEATH RULES

In order to be treated as an annuity contract, a Contract must generally provide the following two distribution rules: (a) if any Contract Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as quickly as the method in effect on the Contract Owner's death; and (b) if any Contract Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to the Owner's Designated Beneficiary, however, such interests may be annuitized over the life of that Owner's Designated Beneficiary or over a period not extending beyond the life expectancy of that Owner's Designated Beneficiary, so long as distributions commence within one year after the Contract Owner's death. If the Owner's Designated Beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral on tax on the accrued and future income thereunder) may be continued unchanged in the name of the spouse as Contract Owner. The term Owner's Designated Beneficiary means the natural person named by the Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of the Contract Owner's death (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit).

If the Contract Owner is not an individual, the "primary Annuitant" (as defined under the Code) is considered the Contract Owner. The primary Annuitant is the individual who is of primary importance in affecting the timing or the amount of payout under a Contract. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of joint Contract Owners, the distribution will be required at the death of the first of the Contract Owners.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code
Section 1041(a).

CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. If an employer is the nominal owner of a Contract, and the beneficial owners are employees, then the Contract is not treated as being held by a non-natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

ASSIGNMENTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax advisor with respect to the potential tax effects of such a transaction.

MULTIPLE CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax advisor before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), after a start up period, the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such Subaccount invests. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

403(B) CONTRACTS

Contracts will be offered in connection with retirement plans adopted by public school systems and certain tax-exempt organizations (Code Section 501(c)(3) organizations) for their employees under Section 403(b) of the Code; except, as discussed below and subject to any conditions in an employer's plan, a Contract used in connection with a Section 403(b) Plan offers the same benefits and is subject to the same charges described in this Prospectus.

The Code imposes a maximum limit on annual Purchase Payments which may be excluded from your gross income. Such limit must be calculated in accordance with Sections 403(b), 415 and 402(g) of the Code. In addition, Purchase Payments will be excluded from your gross income only if the 403(b) Plan meets certain Code non-discrimination requirements.

The Code imposes restrictions on full or partial surrenders from 403(b) individual accounts attributable to Purchase Payments under a salary reduction agreement and to any earnings on the entire 403(b) individual account credited on and after January 1, 1989. Surrenders of these amounts are allowed only if the Contract Owner (a) has died, (b) has become disabled, as defined in the Code, (c) has attained age 59 1/2, or (d) has separated from service. Surrenders are also allowed if the Contract Owner can show "hardship," as defined by the Internal Revenue Service, but the surrender is limited to the lesser of Purchase Payments made on or after January 1, 1989 or the amount necessary to relieve the hardship. Even if a surrender is permitted under these provisions, a 10% federal tax penalty may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions. (See "Taxation of Annuities in General," page 25).

Under the Code, you may request a full or partial surrender of an amount equal to the individual account cash value as of December 31, 1988 (the "grandfathered" amount), subject to the terms of the 403(b) Plan. Although the Code surrender restrictions do not apply to this amount, a 10% federal penalty tax may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions. (See "Taxation of Annuities in General," page 25).

The Company believes that the Code surrender restrictions do not apply to tax-free transfers pursuant to Revenue Ruling 90-24. The Company further believes that the surrender restrictions will not apply to any "grandfathered" amount transferred pursuant to Revenue Ruling 90-24 into another 403(b) Contract.

Loans Under 403(b) Contracts

Under your 403(b) Contract, you may borrow against your Contract's Surrender Value after the first Contract Year. No additional loans will be extended until prior loan balances are paid in full. The loan amount must be at least $1,000 with a minimum vested Accumulated Value of $2,000. The loan amount may not exceed the lesser of (a) or (b), where (a) is 50% of the Contract's vested Accumulated Value on the date on which the loan is made, and (b) is $50,000 reduced by the highest outstanding balance of any loan within the preceding 12 months ending on the day before the current loan is made. If you are married, your spouse must consent in writing to a loan request. This consent must be given within the 90-day period before the loan is to be made.

On the first Business Day of each calendar month, the Company will determine a loan interest rate. The loan interest rate for the calendar month in which the loan is effective will apply for one year from the loan effective date. Annually on the anniversary of the loan effective date, the rate will be adjusted to equal the loan interest rate determined for the month in which the loan anniversary occurs.

Principal and interest on loans must be amortized in quarterly installments over a five year term except for certain loans for the purchase of a principal residence. If the loan interest rate is adjusted, future payments will be adjusted so that the outstanding loan balance is amortized in equal quarterly installments over the remaining term. A $40 processing fee is charged for each loan. The remainder of each repayment will be credited to the individual account.

If a loan payment is not made when due, interest will continue to accrue. The defaulted payment plus accrued interest will be deducted from any future distributions under the Contract and paid to us. Any loan payment which is not made when due, plus interest, will be treated as a distribution, as permitted by law. The loan payment may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. When a loan is made, the number of Accumulation Units equal to the loan amount will be withdrawn from the individual account and placed in the Collateral Fixed Account. Accumulation Units taken from the individual account to provide a loan do not participate in the investment experience of the related Portfolios or the guarantees of the General Account Guaranteed Options. The loan amount will be withdrawn on a pro rata basis first from the Portfolios to which Accumulated Value has been allocated, and if that amount is insufficient, collateral will then be transferred from the General Account Guaranteed Options--except the Five-Year Guaranteed Equity Option. As with any withdrawal, Market Value Adjustments or other deductions applicable to amounts allocated to General Account Guaranteed Options may be applied and no amounts may be withdrawn from the Five-Year Guaranteed Equity Option. Until the loan is repaid in full, that portion of the Collateral Fixed Account shall be credited with interest at a rate of 2% less than the loan interest rate applicable to the loan--however, the interest rate credited will never be less than the General Account Guaranteed Option's guaranteed rate of 3%.

When a loan is made, the number of Accumulation Units equal to the loan amount will be withdrawn from the individual account and placed in the Collateral Fixed Account. Accumulation Units taken from the individual account to provide a loan do not participate in the investment experience of the related Portfolios or the guarantees of the General Account Guaranteed Options. The loan amount will be withdrawn on a pro rata basis first from the Portfolios to which Accumulated Value has been allocated, and if that amount is insufficient, collateral will then be transferred from the General Account Guaranteed Options--except the Five-Year Guaranteed Equity Option. As with any withdrawal, Market Value Adjustments or other deductions applicable to amounts allocated to General Account Guaranteed Options may be applied and no amounts may be withdrawn from the Five-Year Guaranteed Equity Option. Until the loan is repaid in full, that portion of the Collateral Fixed Account shall be credited with interest at a rate of 2% less than the loan interest rate applicable to the loan--however, the interest rate credited will never be less than the General Account Guaranteed Option's guaranteed rate of 3%.

A bill in the amount of the quarterly principal and interest will be mailed directly to you in advance of the payment due date. The initial quarterly repayment will be due three months from the loan date. The loan date will be the date that the Company receives the loan request form in good order. Payment is due within 30 calendar days after the due date. Subsequent quarterly installments are based on the first due date.

When repayment of principal is made, Accumulation Units will be reallocated on a current value basis among the same investment Portfolios and/or General Account Guaranteed Options and in the same proportion as when the loan was initially made. If a repayment in excess of a billed amount is received, the excess will be applied towards the principal portion of the outstanding loan. Payments received which are less than the billed amount will not be accepted and will be returned to you.

If a partial surrender is taken from your individual account due to nonpayment of a billed quarterly installment, the date of the surrender will be the first Business Day following the 30 calendar day period in which the repayment was due.

Prepayment of the entire loan is allowed. At the time of prepayment, the Company will bill you for any accrued interest. The Company will consider the loan paid when the loan balance and accrued interest are paid.

If the individual account is surrendered with an outstanding loan balance, the outstanding loan balance and accrued interest will be deducted from the Surrender Value. If the individual account is surrendered, with an outstanding loan balance, due to the Contract Owner's death or the election of an Annuity Payment Option, the outstanding loan balance and accrued interest will be deducted.

The Company may require that any outstanding loan be paid if the individual account value falls below an amount equal to 25% of total loans outstanding.

The Code requires the aggregation of all loans made to an individual employee under a single employer-sponsored 403(b) Plan. However, since the Company has no information concerning the outstanding loans that you may have with other companies, if will only use the information available under Contracts issued by the Company.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New Portfolios may be established at the discretion of the Company. Any new Portfolios will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Funds do not hold regular meetings of shareholders. The Directors/Trustees of each Fund may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of each Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Fund shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by such Fund.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt & Berenson of Washington, D.C. has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of Missouri law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Kimberly A. Scouller, Esquire, on behalf of the Company.

                    TABLE OF CONTENTS FOR THE ADVISOR'S EDGE

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
THE CONTRACT..............................................................   2
  Computation of Variable Annuity Income Payments.........................   2
  Exchanges...............................................................   2
  Exceptions to Charges...................................................   3
GENERAL MATTERS...........................................................   3
  Non-Participating.......................................................   3
  Misstatement of Age or Sex..............................................   3
  Assignment..............................................................   3
  Annuity Data............................................................   3
  Annual Statement........................................................   3
  Incontestability........................................................   4
  Ownership...............................................................   4
PERFORMANCE INFORMATION...................................................   4
  Prime Money and Money Market Portfolio Yields...........................   4
  30-Day Yield for Non-Money Market Subaccounts...........................   4
  Standardized Average Annual Total Return for Non-Money Market
   Subaccounts............................................................   5
ADDITIONAL PERFORMANCE MEASURES...........................................   5
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return....................................................   5
  Non-Standardized Hypothetical Total Return and Non-Standardized
   Hypothetical Average Annual Total Return...............................   5
  Individualized Computer Generated Illustrations.........................   6
PERFORMANCE COMPARISONS...................................................   6
SAFEKEEPING OF ACCOUNT ASSETS.............................................   8
THE COMPANY...............................................................   8
STATE REGULATION..........................................................   8
RECORDS AND REPORTS.......................................................   8
DISTRIBUTION OF THE CONTRACTS.............................................   8
LEGAL PROCEEDINGS.........................................................   9
OTHER INFORMATION.........................................................   9
FINANCIAL STATEMENTS......................................................   9
  Audited Financial Statements............................................   9

                                APPENDIX A

THE GENERAL ACCOUNT

Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor under the 1940 Act. Thus, neither our General Account, nor any interest therein are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. These disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Note: The General Account Guaranteed Options are currently available for sale in most, but not all, states. Please check with your sales representative for details of the availability of these features before purchasing.

The General Account contains all of the assets of the Company other than those in the separate accounts we establish. The Company has sole discretion to invest the assets of the General Account, subject to applicable law. Allocation of any amounts to the General Account does not entitle you to share directly in the investment experience of these assets.

There are three fixed options under the General Account: the One-Year Guaranteed Index Rate Option, the Five-Year Guaranteed Index Rate Option, and the Five-Year Guaranteed Equity Option, each described below:

                   One-Year Guaranteed Index Rate Option

You may allocate your Accumulated Value to this option at any time. The Accumulated Value you allocate under this option earns interest equal to 90% of the one-year constant maturity Treasury rate at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amounts allocated, plus 3%.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the one-year guarantee period. However, for any amounts so transferred we will deduct an amount equal to the interest the transferred value earned over the previous 90 days at the applicable one-year rate. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the one-year guarantee period, we will deduct an amount equal to the interest earned on the amount withdrawn during the previous 90 days at the applicable one-year rate, subject to a guarantee that any amounts allocated to this General Account Guaranteed Option will earn interest of at least 3%.

At the end of the one-year guarantee period, you may, without loss of interest, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Notice of such an election must be provided to the Company no later than 15 days after the end of the one-year guarantee period (and each subsequent one-year guarantee period). If no such election is made, your Accumulated Value will automatically be renewed under this option for the next one-year guarantee period.

                  Five-Year Guaranteed Index Rate Option

You may allocate your Accumulated Value to this option at any time. The Accumulated Value you allocate under this option earns interest equal to 100% of the five-year constant maturity Treasury rate at the time your allocation is made with a guarantee that the Accumulated Value in this General Account Guaranteed Option will not be less than the amount initially allocated, plus 3%, compounded annually.

You may allocate any or all of your Accumulated Value from this General Account Guaranteed Option to any of the Subaccounts or other General Account Guaranteed Options at any time before the end of the five-year guarantee period. However, for any amounts so transferred we will apply a Market Value Adjustment (as described below) against such amounts. For full and partial withdrawals of amounts allocated to this General Account Guaranteed Option prior to the end of the five-year guarantee period, we will apply a Market Value Adjustment (as described below) against such amounts withdrawn.

The Market Value Adjustment ("MVA") Factor for the Five-Year Guaranteed Index Rate Option will be as follows:

                         N                       X                                      (B - E)
                        ---                                                             -------
                        12                                                               1 + E

where N

   =the number of months left in the five-year guarantee period at the time of the transfer or surrender (including any partial months which will count as full months for purposes of this calculation).

  B

   =the applicable five-year constant maturity Treasury rate at the beginning of the five-year guarantee period.

  E

   =the applicable five-year constant maturity Treasury rate at the time of the transfer or surrender.

The MVA is applied to the Accumulated Value in order to determine the net amount of the transfer or surrender under this option. Generally, if the five-year constant maturity Treasury rate at the beginning of the five-year guarantee period is lower than the five-year constant maturity Treasury rate prevailing at the time of the transfer or surrender, then the application of the MVA will result in a lower payment upon transfer or surrender. Similarly, if the five-year constant maturity Treasury rate at the beginning of the five-year guarantee period is higher than the prevailing five-year constant maturity Treasury rate at the time of transfer or surrender, then the application of the MVA will result in a higher payment upon transfer or surrender.

The following is an example of how your Accumulated Value under the Five-Year Guaranteed Index Rate Option is affected by a positive Market Value Adjustment:

Assume an initial allocation of $100,000 when the five-year constant maturity Treasury rate is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months of the guarantee period remaining and the five-year constant maturity Treasury rate is 7%.

  Accumulated Value = $108,000

  MVA Factor = 48 X .08 - .07 = 4 X .00935 = .0374

              12

                  1 + .07

   Adjustment = $108,000 X .0374 = $4,039

           = $108,000 + $4,039 = $112,039 = Net amount of transfer or surrender

The following is an example of how your Accumulated Value under the Five-Year Guaranteed Index Rate Option is affected by a negative Market Value Adjustment:

Assume an initial allocation of $100,000 when the five-year constant maturity Treasury rate is 8%. At the end of 12 months, your Accumulated Value is $108,000. Assume also you surrender at the end of one year with 48 months remaining in the guarantee period and the five-year constant maturity Treasury rate is 9%.

  Accumulated Value = $108,000

  MVA Factor = 48 X .08 - .09 = 4 X -.00917 = -.0367

              12

                  1 + .09

   Adjustment = $108,000 X -.0367 = -$3,964

           = $108,000 - $3,964 = $104,036 = Net amount of transfer or surrender

Notwithstanding application of a negative Market Value Adjustment, any Net Purchase Payments allocated to this General Account Guaranteed Option will earn interest of at least 3%, compounded annually.

At the end of the five-year guarantee period, you may, without loss of interest, elect to transfer any or all of your Accumulated Value under this option to any of the Subaccounts or transfer to another General Account Guaranteed Option or renew your participation in this option. Such election must be provided to the Company before the end of the five-year guarantee period (and each subsequent five-year guarantee period). If no election is made, your Accumulated Value will automatically be renewed under this option for the next five-year guarantee period.

                    Five-Year Guaranteed Equity Option

You may allocate your Accumulated Value to this option as of the first business day of each month. During the five-year guarantee period applicable to Accumulated Value allocated to this option, we will credit interest at a guaranteed annual effective rate of 3%, compounded annually. At the end of the five-year guarantee period we will credit additional interest in an amount equal to the amount by which (a) exceeds (b), where: (a) equals the percentage change in the S&P 500(R) Composite Stock Price Index from the date Accumulated Value is allocated to the end of the five-year guarantee period, multiplied by the amount allocated; and (b) equals the total amount of interest credited during the five-year guarantee period. ("S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Providian Corporation.)

THIS OPTION IS ILLIQUID FOR THE ENTIRE FIVE-YEAR GUARANTEE PERIOD AND, ACCORDINGLY, DOES NOT PERMIT ANY EXCHANGES OR REALLOCATIONS OF ACCUMULATED VALUE TO THE SUBACCOUNTS OR OTHER GENERAL ACCOUNT GUARANTEED OPTIONS OR FULL OR PARTIAL WITHDRAWALS DURING SUCH FIVE-YEAR PERIOD. However, during such guarantee period, the Accumulated Value allocated under this option may be annuitized under any of the Annuity Payment Options.

At the end of the five-year guarantee period, you may, without loss of earnings, elect to transfer all or part of your Accumulated Value under this option to any of the Subaccounts, transfer into another General Account Guaranteed Option or renew your participation in this option. Such election must be received by the Company no later than 30 days prior to the end of the five-year guarantee period. If no election is received, your Accumulated Value will automatically be transferred to Federated's Prime Money Portfolio. This option may not be available at all times.

             DISCLAIMER REGARDING STANDARD & POOR'S 500 INDEX

  The Five-Year Guaranteed Equity Option (the "GEO") is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to investors in the GEO or any member of the public regarding the advisability of investing in securities generally or in the GEO particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Providian Life and Health Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Providian Life and Health Insurance Company or the GEO. S&P has no obligation to take the needs of Providian Life and Health Insurance Company or the investors in the GEO into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the GEO to be issued or in the determination or calculation of the equation by which the GEO is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the GEO.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY, INVESTORS IN THE GEO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                      STATEMENT OF ADDITIONAL INFORMATION
                    FOR THE ADVISOR'S EDGE VARIABLE ANNUITY

                                   OFFERED BY
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                           (A MISSOURI STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for The Advisor's Edge variable annuity contract (the "Contract") offered by Providian Life and Health Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 1995, as revised July 1, 1995 and October 2, 1995, by calling 1-800-866-6007 or by writing to our Administrative Offices, P.O. Box 32700, Louisville, Kentucky 40232. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                               December   , 1995

                               TABLE OF CONTENTS

                                                                           PAGE
THE CONTRACT..............................................................   2
  Computation of Variable Annuity Income Payments.........................   2
  Exchanges...............................................................   2
  Exceptions to Charges...................................................   3
GENERAL MATTERS...........................................................   3
  Non-Participating.......................................................   3
  Misstatement of Age or Sex..............................................   3
  Assignment..............................................................   3
  Annuity Data............................................................   3
  Annual Statement........................................................   3
  Incontestability........................................................   4
  Ownership...............................................................   4
PERFORMANCE INFORMATION...................................................   4
  Prime Money and Money Market Portfolio Yields...........................   4
  30-Day Yield for Non-Money Market Subaccounts...........................   4
  Standardized Average Annual Total Return for Non-Money Market
   Subaccounts............................................................   5
ADDITIONAL PERFORMANCE MEASURES...........................................   5
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return....................................................   5
  Non-Standardized Hypothetical Total Return and Non-Standardized
   Hypothetical Average Annual
   Total Return...........................................................   5
  Individualized Computer Generated Illustrations.........................   6
PERFORMANCE COMPARISONS...................................................   6
SAFEKEEPING OF ACCOUNT ASSETS.............................................   8
THE COMPANY...............................................................   8
STATE REGULATION..........................................................   8
RECORDS AND REPORTS.......................................................   8
DISTRIBUTION OF THE CONTRACT..............................................   8
LEGAL PROCEEDINGS.........................................................   9
OTHER INFORMATION.........................................................   9
FINANCIAL STATEMENTS......................................................   9

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

The amounts shown in the Annuity Tables contained in your Contract represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Contract corresponding to the Annuity Payment Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment. The Company may, at the time annuity income payments are computed, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days prior to the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an Exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

  (a) =the Annuity Unit Value for the immediately preceding Business Day;

  (b) =the Net Investment Factor for the day;

  (c)=the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

  (a)=any increase or decrease in the value of the Subaccount due to investment results;

  (b)=a daily charge assessed at an annual rate of .50% for the mortality and expense risks assumed by the Company;

  (c)=a daily charge for the cost of administering the Contract corresponding to an annual charge of .15% of the value of the Subaccount, plus the Annual Contract Fee.

The Annuity Tables contained in the Contract are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above for all annuitants of either gender.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing Subaccount to Annuity Units of any other Subaccount(s) then available. The written request for an Exchange must be received by us, however, at least 10 Business Days prior to the first payment date on which the Exchange is to take effect. This Exchange shall result in the same dollar amount as that of the Annuity Payment on the date of Exchange (the "Exchange Date"). Each year you may make an unlimited number of free Exchanges between Subaccounts. A $15 fee is currently imposed for Exchanges in excess of twelve per Contract Year.

Exchanges will be made using the Annuity Unit Value for the Subaccounts on the date the written request for Exchange is received. On the Exchange Date, the Company will establish a value for the current Subaccounts by multiplying the

Annuity Unit Value by the number of Annuity Units in the existing Subaccounts and compute the number of Annuity Units for the new Subaccounts by dividing the Annuity Unit Value of the new Subaccounts into the value previously calculated for the existing Subaccounts.

EXCEPTIONS TO CHARGES

In addition to the Purchase Payment breakpoints discussed in the Prospectus, the Company may impose reduced sales loads, administrative charges or other deductions from Purchase Payments in certain situations where the Company expects to realize significant economies of scale or other economic benefits with respect to the sale of Contracts. This is possible because sales costs do not increase in proportion to the dollar amount of the Contracts sold. For example, the per-dollar transaction cost for a sale of a Contract equal to $5,000 is generally much higher than the per-dollar cost for a sale of a Contract equal to $1,000,000. As a result, the applicable sales charge declines as a percentage of the dollar amount of Contracts sold as the dollar amount increases.

The Company may also impose reduced sales loads and reduced administrative charges and fees on sales to directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation, and their affiliates and certain sales representatives for the Contract.

Notwithstanding the above, any variations in the sales loads, administrative charges or other deductions from Purchase Payments shall reflect differences in costs or services and shall not be unfairly discriminatory against any person.

                                GENERAL MATTERS

NON-PARTICIPATING

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE OR SEX

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the annuity benefits payable to those benefits which the Purchase Payments would have purchased for the correct age and sex. In the case of correction of the stated age and/or sex after payments have commenced, the Company will (1) in the case of underpayment, pay the full amount due with the next payment; (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Contract may be assigned by you prior to the Annuity Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives the appropriate Company form notifying the Company of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the appropriate Company form.

ANNUITY DATA

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

ANNUAL STATEMENT

Once each Contract Year, the Company will send you an annual statement of the current Accumulated Value allocated to each Subaccount and/or the General Account Guaranteed Options; and any Purchase Payments, charges,

Exchanges or withdrawals during the year. This report will also give you any other information required by law or regulation. You may ask for an annual statement like this at any time. We will also send you quarterly statements. However, we reserve the right to discontinue quarterly statements at any time.

INCONTESTABILITY

This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" provision.

OWNERSHIP

The Contract Owner on the Contract Date is the Annuitant, unless otherwise specified in the application. The Contract Owner may specify a new Contract Owner by sending us the appropriate Company form at any time thereafter. The term Contract Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. During the Annuitant's lifetime, all rights and privileges under this Contract may be exercised solely by the Contract Owner. Upon the death of the Contract Owner, ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Contract Owner. If no Owner's Designated Beneficiary has been selected or if no Owner's Designated Beneficiary is living, then the Owner's Designated Beneficiary is the Contract Owner's estate. From time to time the Company may require proof that the Contract Owner is still living.

                            PERFORMANCE INFORMATION

Performance information for the Subaccounts including the yield and effective yield of the Prime Money and Money Market Subaccounts, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

PRIME MONEY AND MONEY MARKET PORTFOLIO YIELDS

Current yield for the Prime Money and Money Market Subaccounts will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return)+1)/3//6//5///7/] - 1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)/6/ - 1]
                                    -------------
                                        c - d

Where:
   [a] equals the net investment income earned during the period by the Portfolio attributable to shares owned by a Subaccount

   [b] equals the expenses accrued for the period (net of reimbursement)

   [c] equals the average daily number of Units outstanding during the period

   [d] equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Portfolio in which the Subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET SUBACCOUNTS

When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads (including the contingent deferred sales load), the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

                                P(1 + T)n = ERV

Where:
   (1) [P] equals a hypothetical initial Purchase Payment of $1,000

   (2) [T] equals an average annual total return

   (3) [n] equals the number of years

   (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period (or fractional portion thereof)

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year, the Non-Standardized Actual Total Return and the Non-Standardized Actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (See Fee Table in the Prospectus), the Non-Standardized Actual Total Return and Non-Standardized Actual Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Contract was in existence prior to it's inception date. After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified premium patterns which produce the resulting Accumulated Values. However, they reflect a deduction for the Separate Account expenses and Portfolio expenses. They do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported.

The Non-Standardized Annual Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

The Company may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of Contracts with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE COMPARISONS

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Providian Life and Health Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Each Subaccount's performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

  . quality of underlying investments;

  . average maturity of underlying investments;

  . type of instruments in which the Portfolio is invested;

  . changes in interest rates and market value of underlying investments;

  . changes in Portfolio expenses; and

  . the relative amount of the Portfolio's cash flow.

From time to time, we may advertise the performance of the Subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

  . DOW JONES INDUSTRIAL AVERAGE ("DJIA"), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

  . STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor's figures.

  . LIPPER ANALYTICAL SERVICES, INC., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios' Lipper rankings in various fund categories in advertising and sales literature.

  . BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (LONG-TERM) INDEX, an index composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

  . SHEARSON LEHMAN GOVERNMENT INDEX, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

  . MORNINGSTAR, INC., an independent rating service that publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

  . MONEY, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

  . STANDARD & POOR'S UTILITY INDEX, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

  . DOW JONES UTILITY INDEX, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

  . THE CONSUMER PRICE INDEX, a measure for determining inflation.

Investors may use such indexes (or reporting services) in addition to the Funds' Prospectuses to obtain a more complete view of each Portfolio's performance before investing. Of course, when comparing each Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such companies. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

                         SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The Assets are kept physically segregated and held separate and apart from the Company's General Account assets. The General Account contains all of the assets of the Company. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts and the General Account.

                                  THE COMPANY

All the stock of the Company is owned by Capital Liberty, L.P., a limited partnership, which is owned, directly and indirectly, by Providian Corporation. A 50% interest in Capital Liberty, L.P. is owned by Providian Corporation, which is the general partner, and 40% and 10% interests, respectively, are held by two limited partners, Commonwealth Life Insurance Company and Peoples Security Life Insurance Company, which are both wholly-owned by Providian Corporation.

                                STATE REGULATION

The Company is a stock life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri State Department of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

In addition, the Company is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                              RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                         DISTRIBUTION OF THE CONTRACTS

Providian Securities Corporation ("PSC"), the principal underwriter of the Contracts, is ultimately a wholly owned subsidiary of Providian Corporation. PSC is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to the public through persons or entities licensed under the federal securities laws and state insurance laws that have entered into agreements with PSC. The offering of the Contracts is continuous and PSC does not anticipate discontinuing the offering of the Contracts. However, PSC does reserve the right to discontinue the offering of the Contracts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

The audited financial statements of the Separate Account for the year ended December 31, 1994, including the Report of Independent Auditors thereon, is included in this Statement of Additional Information. The audited statutory-basis financial statements of the Company, for the years ended December 31, 1994 and 1993, respectively, including the Reports of Independent Auditors, thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                             Financial Statements

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

           For the Period Since Inception through December 31, 1994
                      with Report of Independent Auditors

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                             Financial Statements

           For the Period Since Inception through December 31, 1994


                                   Contents

Report of Independent Auditors............................................ 1

Audited Financial Statements

Statement of Assets and Liabilities....................................... 2
Statement of Operations................................................... 3
Statement of Changes in Net Assets........................................ 4
Notes to Financial Statements............................................. 5

                        Report of Independent Auditors

Contract Holders
National Home Life Assurance Company Separate Account V - Advisor's Edge

We have audited the accompanying statement of assets and liabilities of National Home Life Assurance Company Separate Account V - Advisor's Edge (comprising Federated's Prime Money Subaccount) as of December 31, 1994, and the related statements of operations and changes in net assets for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the subaccount constituting the National Home Life Assurance Company Separate Account V - Advisor's Edge at December 31, 1994, and the results of its operations and changes in its net assets for the period then ended in conformity with generally accepted accounting principles.

Louisville, Kentucky
April 21, 1995

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                      Statement of Assets and Liabilities


                                                                  December 31,
                                                                     1994
                                                                  ------------
Assets
Investments in Advisor's Edge Variable Insurance Product Fund:
 Federated's Prime Money Portfolio (704,060.890 shares at net
 asset value of $1.00; cost $704,061)                               $704,061
                                                                  ------------
Net assets                                                          $704,061
                                                                  ============
Net assets attributable to variable annuity contract owners
Federated's Prime Money Subaccount (accumulation units
  outstanding 70,223.494; unit value $10.026003)                    $704,061
                                                                  ------------
Net assets attributable to variable annuity contract owners         $704,061
                                                                  ============
See accompanying notes.

                     National Home Life Assurance Company
                     Separate Account V - Advisor's  Edge

                            Statement of Operations

           For the Period Since Inception through December 31, 1994


                                                                Federated's
                                                                   Prime
                                                                   Money
                                                                -----------
Investment income:
  Dividends                                                      $     125

Expenses:
  Mortality and expense risk and administrative charges                 13
                                                                -----------
Net investment income                                                  112

Realized and unrealized gain on investments:
  Net realized gain from investment transactions:
    Proceeds from sales                                                 13
    Cost of investments sold                                            13
                                                                -----------
  Net unrealized appreciation of investments:
    At end of year                                                       -
                                                                -----------
  Net gain on investments                                                -
                                                                -----------
  Net increase in net assets resulting from operations           $     112
                                                                ===========

See accompanying notes.

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                      Statement of Changes in Net Assets

           For the Period Since Inception through December 31, 1994


                                                                 Federated's
                                                                    Prime
                                                                    Money
                                                                 ------------
Increase in net assets resulting from operations:
  Net investment income                                           $       12
  Net realized gain on investments                                         -
  Net unrealized appreciation of investments                               -
                                                                 ------------
Net increase in net assets resulting from operations                     112

Changes from variable annuity contract transactions:
  Transfers of net premiums                                          703,949
                                                                 ------------
Net increase in net assets derived from variable annuity
  contract transactions                                              703,949
                                                                 ------------
Net increase in net assets                                           704,061
                                                                 ------------
Balance at December 31, 1994                                      $  704,061
                                                                 ============

See accompanying notes.

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                         Notes to Financial Statements

                               December 31, 1994

1. Accounting Policies

Organization of the Account

National Home Life Assurance Company Separate Account V - Advisor's Edge
(the "Separate Account") is a separate account of National Home Life Assurance Company ("National Home"), a wholly-owned subsidiary of Providian Corporation, formerly Capital Holding Corporation, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account was established for the purpose of funding variable annuity contracts issued by National Home.

The Separate Account has 12 subaccounts, one of which had activity during 1994. During 1994, contract owners' initial premiums were automatically allocated to Federated's Prime Money Market Subaccount until the end of the free look period (typically 10 days or, in certain instances, 30 days or more). Subsequent to the free look period, contract owners could allocate all or a portion of the initial premium and additional premiums, if any, to one or more subaccounts of the Separate Account or to National Home's General Account, which consists of all assets owned by National Home other than those in the Separate Account or other separate accounts.

The Separate Account had no activity until the first contract application was processed in December 1994.

Investments

Each subaccount invests exclusively in shares of the corresponding portfolios of DFA Investment Dimensions Group Inc. (advised by Dimensional Fund Advisors Inc.), Insurance Management Series (advised by Federated Advisers) and Insurance Investment Products Trust (advised by SEI Financial Management Corporation) (each, a "Fund" and collectively, the "Funds"). The investment objectives of the Funds' portfolios are as follows:

  The DFA Global Value Portfolio seeks to achieve long-term capital appreciation by investing approximately 50% of its total assets in the stocks of large non-U.S. companies that have a high book value in relation to their market value (a "book-

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                   Notes to Financial Statements (continued)



1. Accounting Policies (continued)

   to-market ratio") and approximately 50% of its total assets in stocks of U.S. companies that have a high book-to-market ratio.

   The DFA Global Bond Portfolio seeks to provide a market rate of return for a global fixed income portfolio with low relative volatility of returns by investing primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community and corporate debt obligations.

   Federated's Equity Growth and Income Portfolio seeks to achieve long-term growth of capital. The portfolio's secondary objective is to provide income. The portfolio pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies.

   Federated's Utility Portfolio seeks to achieve high current income and moderate capital appreciation by investing primarily in a professional managed and diversified portfolio of equity and debt securities of utility companies.

   Federated's Prime Money Portfolio seeks to provide current income consistent with stability of principal and liquidity by investing exclusively in a portfolio of mon ey market instruments maturing in 397 days or less.

   Federated's U.S. Government Bond Portfolio seeks to provide current income by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

   Federated's Corporate Bond Portfolio seeks high current income by investing primarily in a diversified portfolio of professionally managed fixed income securities. The fixed income securities in which the portfolio intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk-bonds". Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                   Notes to Financial Statements (continued)

1. Accounting Policies (continued)

   The SEI International Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the portfolio's assets will be invested in the following equity securities of non-U.S. issuers: common stocks, securities convertible into common stocks, preferred stocks, warrants and rights to subscribe to common stocks. At all times at least 65% of the portfolio's total assets will be invested in securities of issuers in at least three different countries other than the United States.

   The SEI Growth Portfolio seeks to provide capital appreciation by investing at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion at the time of purchase). The portfolio's advisors will generally select securities of issuers believed by them to possess significant growth potential. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

   The SEI Aggressive Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of smaller companies. The portfolio's policy is to invest in equity securities of smaller companies that its advisors believe are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The portfolio's advisors will select companies which have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The portfolio's advisors also seek companies with strong company management and superior fundamental strength. Under normal market conditions, the portfolio will invest at least 65% of its total assets in equity securities of smaller growth companies (i.e., market capitalizations less than $1 billion at time of purchase). The remaining 35% of the portfolio's assets may be invested in the equity securities of more established companies.

   The SEI Income Equity Portfolio seeks to provide long-term growth of capital and income by investing primarily in a diversified portfolio of high quality, income producing common stocks which, in the opinion of the portfolio's investment advisors, are undervalued in the marketplace at the time of purchase. In general,

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                   Notes to Financial Statements (continued)


1. Accounting Policies (continued)

   high quality securities are characterized as those that have average return-on-equity and above average reinvestment rates relative to the stock market in general as measured by the S&P Barra/Value Index. The portfolio's advisors will also consider other factors, such as earnings and dividend growth prospects. Under normal conditions, the portfolio will invest at least 65% of its total assets in common stocks with market capitalizations of at least $1 billion.

   The SEI Intermediate Fixed Income Portfolio seeks to provide current income consistent with the preservation of capital. The portfolio's permitted investments consist of corporate bonds and debentures, obligations issued by the United States Government, its agencies and instrumentalities, receipts involving U.S. Treasury obligations, collateralized mortgage obligations and asset backed securities that are rated AAA, AA or A by Standard & Poor's Corporation ("S&P") or Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") at the time of purchase or are of comparable quality. This portfolio may invest up to 35% of its total assets in corporate bonds and debentures rated BBB by S&P or Baa by Moody's at the time of purchase. Such securities are regarded as having an adequate capacity to pay interest and repay principal, but adverse economic conditions or changing economic circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Such securities are thought to possess speculative characteristics. Under normal market conditions, this portfolio will invest at least 65% of its total assets in bonds. Securities comprising the portfolio will have an aggregate average weighted maturity of five to ten years. As a result of its investment strategies, the portfolio's annual turnover rate is expected to exceed 100%. Such a rate, if achieved, will lead to higher transaction costs.

   There is no assurance that a portfolio will achieve its stated investment objective.

   The Separate Account purchases shares of the Funds at net asset value in connection with premium payments allocated to the subaccounts in accordance with contract owners' directions and redeems shares of the Funds to process transfers and to meet policy contract obligations. Gains and losses resulting from the redemption of shares are computed on the basis of average cost. Investment transactions are recorded on the trade dates.

   The aggregate cost of shares purchased during the period since inception through December 31, 1994 for Federated's Prime Money Portfolio is $704,074.

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                   Notes to Financial Statements (continued)


1. Accounting Policies (continued)

All dividends and capital gains earned on the portfolios are reinvested in the portfolios and are reflected in the unit values of the subaccounts of the Separate Account.

Investments in the Fund portfolios are valued at market which is calculated daily on each day the New York Stock Exchange is open for trading. Income and both realized and unrealized gains or losses from assets of each subaccount will be credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Separate Account or arising out of any other business National Home may conduct.

The contract's accumulated value varies with the investment performance of the corresponding portfolios. Investment results are not guaranteed by the Separate Account or National Home, except to the extent of amounts allocated to National Home's General Account. National Home has sole discretion to invest the assets of the General Account, subject to applicable law. Allocation of any amounts to the General Account does not entitle the contract owner to share directly in the investment experience of these assets. There are three fixed options under the General Account.

Although the assets in the Separate Account are the property of National Home, the assets in the Separate Account cannot be used to discharge the liabilities arising out of any other business which National Home may conduct. The assets of the Separate Account are available to cover the general liabilities of National Home only to the extent that the Separate Account's assets exceed its liabilities under the contracts.

2. Federal Income Taxes

Operations of the Separate Account are included in the federal income tax return of National Home, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Separate Account.

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                   Notes to Financial Statements (continued)


3. Advisory and Service Fees

The Funds and their advisors furnish corporate management, administrative, marketing and distribution services to the funds of the Separate Account. Additionally, the Funds' advisors furnish investment advisory services to the Fund portfolios under the terms of advisory contracts. The net asset value of the portfolios is net of the advisory and service fees.

4. Expenses

An annual charge is deducted from the unit values of the subaccounts of the Separate Account and is assessed for National Home's assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Separate Account. For the period since inception through December 31, 1994, the effective annual rate for this charge was .50%.

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily by National Home, along with an annual contract fee of $30 per contract. These costs are deducted proportionately from the contract's accumulated value. These deductions represent reimbursement for the costs expected to be incurred over the life of the contract for issuing and maintaining each contract and the Separate Account.

In addition, an exchange fee of $15 is assessed for transfers among the subaccounts of the Separate Account or into National Home's General Account which are in excess of twelve transfers per contract year.

5. Contract Owner Transactions

Transactions with contract owners during the period since inception through December 31, 1994 were as follows:

                     National Home Life Assurance Company
                     Separate Account V - Advisor's Edge

                   Notes to Financial Statements (continued)


                                                             1994
                                                   ----------------------
                                                     Units        Amount
                                                   ----------------------
       Federated's Prime Money Subaccount
       Issuance of units                           70,223.494    $703,949
       Increase from operations                             -         112
       Redemption of units                                  -           -
                                                   ----------------------
       Net increase                                70,223.494    $704,061
                                                   ======================

                     Statutory-Basis Financial Statements
                        and Other Financial Information

                     National Home Life Assurance Company

                    Years ended December 31, 1994 and 1993
                      with Report of Independent Auditors

                     National Home Life Assurance Company

                     Statutory-Basis Financial Statements
                        and Other Financial Information

                    Years ended December 31, 1994 and 1993

                                   Contents

Report of Independent Auditors...............................................  1

Audited Financial Statements

Balance Sheets (Statutory-Basis).............................................  3
Statements of Operations (Statutory-Basis)...................................  4
Statements of Changes in Capital and Surplus (Statutory-Basis)...............  5
Statements of Cash Flow (Statutory-Basis)....................................  6
Notes to Financial Statements................................................  7

Other Financial Information

Report of Independent Auditors on Other Financial Information................ 35
Supplemental Schedule of Selected Financial Data (Statutory-Basis)........... 36

                        Report of Independent Auditors
Board of Directors
National Home Life Assurance Company

We have audited the accompanying statutory-basis balance sheets of National Home Life Assurance Company as of December 31, 1994 and 1993, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of the accompanying statutory-basis financial statements in accordance with generally accepted auditing standards; however, as discussed in the following paragraph, we were not engaged to determine or audit the effects of the variances between statutory accounting practices and generally accepted accounting principles. Generally accepted auditing standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion on the accompanying statutory-basis financial statements.

The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Missouri Insurance Department. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained in
Note 1, and the Company has not determined the effects of these variances. Accordingly, we were not engaged to audit, and we did not audit the effects of these variances. Since the accompanying financial statements do not purport to be a presentation in conformity with generally accepted accounting principles, we are not in a position to express, and we do not express, an opinion on the financial statements referred to above as to fair presentation of financial position, results of operations, or cash flows in conformity with generally accepted accounting principles.

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of National Home Life Assurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with accounting practices prescribed or permitted by the Missouri Insurance Department.

Louisville, Kentucky
April 21, 1995

                     National Home Life Assurance Company

                       Balance Sheets (Statutory-Basis)

                                                               December 31
                                                           1994          1993
                                                        ------------------------
                                                             (In Thousands)
Admitted assets
Bonds                                                   $4,307,195    $4,419,017
Preferred stocks                                            72,508        62,210
Common stocks                                              297,906       149,885
Mortgage loans                                           2,013,375     1,598,027
Real estate                                                 27,152        34,014
Policy loans                                               151,132       146,776
Cash and short-term investments                            113,531        38,261
Other invested assets                                      127,620       175,569
                                                        ------------------------
Total cash and invested assets                           7,110,419     6,623,759
Premiums deferred and uncollected                           43,340        43,415
Accrued investment income                                   93,066        91,679
Other receivables                                          154,174        15,264
Federal income taxes recoverable from parent                17,459            --
Other admitted assets                                        4,054         9,145
Separate account assets                                  1,114,835       958,040
                                                        ------------------------
Total admitted assets                                   $8,537,347    $7,741,302
                                                        ========================

Liabilities and capital and surplus
Liabilities:
  Aggregate policy reserves                             $4,908,607    $4,908,272
  Policy and contract claims                                35,302        39,361
  Policyholder contract deposits                         1,494,308       882,414
  Other policy or contract liabilities                     300,304       288,504
  Amounts due to affiliates                                 18,665        14,263
  Federal income taxes due to parent                            --        24,143
  Asset valuation reserve                                   47,482        44,652
  Interest maintenance reserve                              15,868        30,130
  Accrued expenses and other liabilities                    71,764        98,226
  Separate account liabilities                           1,114,835       958,040
                                                        ------------------------
Total liabilities                                        8,007,135     7,288,005

Capital and surplus:
  Capital stock, $11 par value, 230,000 shares
    authorized, issued and outstanding                       2,530         2,530
  Paid-in surplus                                           41,838        41,838
                                                        ------------------------
  Unassigned surplus                                       485,844       408,929
                                                        ------------------------
Total capital and surplus                                  530,212       453,297
                                                        ------------------------
Total liabilities and capital surplus                   $8,537,347    $7,741,302
                                                        ========================

See accompanying notes.

                     National Home Life Assurance Company

                  Statements of Operations (Statutory-Basis)

                                                   Year ended December 31
                                                1994        1993        1992
                                             -----------------------------------
                                                       (In Thousands)
Revenues:
  Premiums earned:
    Accident and health                      $  162,742  $  173,168  $  156,987
    Life and annuity                            181,143     258,471     257,848
  Annuity deposit funds                       1,223,232   1,073,837     825,819
  Net investment income                         472,691     451,417     446,809
  Commissions and expense allowances on
    reinsurance ceded                            16,186      17,230      15,896
  Amortization of interest maintenance
    reserve                                       7,476       3,006          45
  Reinsurance reserve adjustments and other
    income                                           10         103           6
                                             -----------------------------------
                                              2,063,480   1,977,232   1,703,410
Benefits and expenses:
  Accident and health, life and other
    benefits                                    986,601   1,033,991     677,875
  Increase in aggregate policy reserves         623,028     328,584     542,907
  Reinsurance reserve adjustments                (9,311)      1,210      28,711
  Commissions and expense allowances on
    reinsurance assumed                          70,596      89,116     102,224
  General insurance and other expenses          104,885     110,435     119,225
  Net transfers to separate accounts            162,973     314,382     211,675
                                             -----------------------------------
                                              1,938,772   1,877,718   1,682,617
Net gain from operations before federal
  income taxes                                  124,708      99,514      20,793

Federal income tax expense                       50,351      46,866      18,808
                                             -----------------------------------
Net gain from operations                         74,357      52,648       1,985
Net realized capital losses, net of income
  taxes (1994-($7,311); 1993-$25,997;
  1992-$7,590) and excluding gains (losses)
  transferred to the interest maintenance
  reserve (1994-($6,786); 1993-$28,652;
  1992-$4,530)                                  (15,867)     (2,547)     (6,712)
                                             -----------------------------------
Net income (loss)                            $   58,490  $   50,101  $   (4,727)
                                             ===================================

See accompanying notes.

                     National Home Life Assurance Company

        Statements of Changes in Capital and Surplus (Statutory-Basis)

                                                  Capital   Paid-in  Unassigned
                                                   Stock    Surplus   Surplus
                                                 ------------------------------
                                                            (In Thousands)
Balances, January 1, 1992                        $  2,530   $ 41,838   $375,578
Net loss                                                                 (4,727)
Change in net unrealized capital gains on
  investments                                                             4,969
Increase in nonadmitted assets and related items                         (6,070)
Increase in asset valuation reserve                                     (10,229)
Prior year federal income tax adjustment                                     22
                                                 ------------------------------
Balances, December 31, 1992                         2,530     41,838    359,543
Net income                                                               50,101
Change in net unrealized capital gains on
  investments                                                               838
Decrease in nonadmitted assets and related
  items                                                                   1,643
Change in reserve due to change in valuation
  basis                                                                   6,582
Increase in asset valuation reserve                                      (6,330)
Prior year federal income tax adjustment                                 (3,448)
                                                 ------------------------------
Balances, December 31, 1993                         2,530     41,838    408,929
Net income                                                               58,490
Change in net unrealized capital gains on
  investments                                                            24,538
Increase in nonadmitted assets and related
  items                                                                  (3,283)
Increase in asset valuation reserve                                      (2,830)
                                                 ------------------------------
Balances, December 31, 1994                      $  2,530   $ 41,838   $485,844
                                                 ==============================

See accompanying notes.

                     NATIONAL HOME LIFE ASSURANCE COMPANY

                  STATEMENTS OF CASH FLOWS (STATUTORY-BASIS)

                                                  YEAR ENDED DECEMBER 31
                                              1994         1993         1992
                                           ------------------------------------
                                                      (In Thousands)
Cash and short-term investments provided:
  Operations:
    Premiums and annuity fund deposits     $1,574,914   $1,499,353   $1,228,048
    Net investment income                     481,560      440,139      450,779
    Allowances and reserve adjustments
      received on reinsurance ceded            16,168       17,337       16,231
                                           ------------------------------------
                                            2,072,642    1,956,829    1,695,058
    Benefits paid                             991,357    1,044,195      678,896
    Commissions, expenses and taxes
      paid                                    171,197      196,101      196,380
    Federal income taxes paid                  64,311       28,719       26,895
    Net increase in policy loans and
      premium notes                             4,298       11,752        9,841
    Paid reinsurance reserves and other
      items                                        39          997           36
    Net transfer to separate accounts         147,516      308,635      221,268
                                           ------------------------------------
                                            1,378,718    1,590,399    1,133,316
                                           ------------------------------------
  Total cash provided by operations           693,924      366,430      561,742
  Investments sold, matured or repaid       2,096,056    7,767,911    3,818,300
  Other cash provided:
    Increase in amounts due to affiliates       4,402           --       13,253
    Other items                                15,530       50,655       60,325
                                           ------------------------------------
  Total other cash provided                    19,932       50,655       73,578
                                           ------------------------------------
Total cash and short-term investments
  provided                                  2,809,912    8,184,996    4,453,620
Cash and short-term investments applied:
  Investments acquired                      2,533,051    8,244,557    4,513,028
  Other cash applied:
    Decrease in amounts due to affiliates          --       23,314           --
    Investment receivables/payables           101,703                    16,401
    Accounts receivable--limited
      partnership                              83,606           --           --
    Other items                                16,282       38,001       65,288
                                           ------------------------------------
  Total other cash applied                    201,591       61,315       81,689
                                           ------------------------------------
Total cash and short-term investments
    applied                                 2,734,642    8,305,872    4,594,717
                                           ------------------------------------
Increase (decrease) in cash and short-
  term investments                             75,270     (120,876)    (141,097)
Cash and short-term investments:
  Beginning of year                            38,261      159,137      300,234
                                           ------------------------------------
  End of year                              $  113,531   $   38,261   $  159,137
                                           ====================================

See accompanying notes.

                     National Home Life Assurance Company

                         Notes to Financial Statements

                               December 31, 1994


1.  Organization and Accounting Policies

Organization

National Home Life Assurance Company (NHL) is wholly-owned by a limited partnership consisting of Providian Corporation and two of its insurance subsidiaries. NHL wholly-owns two insurance subsidiaries, Veterans Life Insurance Company (VLIC) and National Liberty Life Insurance Company (NLL). NLL wholly-owns an insurance subsidiary, National Home Life Assurance Company of New York (NHNY).

Effective May 11, 1994, Capital Holding Corporation changed its name to Providian Corporation (PC).


Basis of Presentation

The accompanying financial statements have been prepared in accordance with the accounting practices prescribed or permitted by the Missouri Insurance Department. Such practices vary from generally accepted accounting principles
(GAAP).  The more significant variances from GAAP are as follows:

     Investments

     Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

     Market values of certain investments in bonds and stocks are based on values specified by the Securities Valuation Office (SVO) of the NAIC, rather than on values provided by outside broker confirmations or internally calculated estimates. However, for certain investments, the NAIC does not provide a value and NHL uses quoted market values from other outside sources or internally calculated estimates. Mortgage loans in good standing are reported at unpaid principal balances. Investments in real estate are reported net of related debt rather than gross. Real estate owned and

                     National Home Life Assurance Company

1.  Organization and Accounting Policies (continued)

     occupied by NHL is included in investments rather than reported as an operating asset, and investment income and operating expenses include amounts representing rent for NHL's occupancy of such real estate. Increases and decreases in admitted investment asset amounts are credited and charged directly to unassigned surplus rather than to a separate surplus account.

     The asset valuation reserve (AVR) is determined by a NAIC prescribed formula and is reported as a liability rather than as a valuation allowance. The AVR represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus.

     As also determined under a formula prescribed by the NAIC, NHL defers the portion of realized capital gains and losses attributable to changes in the general level of interest rates on sales of certain liabilities and fixed income investments, principally bonds and mortgage loans, and amortizes such deferrals into income on a straight-line basis over the remaining period to maturity based on groupings of individual liabilities or investments sold. The net accumulated unamortized balance of such deferrals is reported as an interest maintenance reserve (IMR) in the accompanying balance sheet. Realized gains and losses are reported in income net of tax and transfers to the IMR. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold.


     Subsidiaries

     The accounts and operations of NHL's subsidiaries are not consolidated with the accounts and operations of NHL as would be required under GAAP.


     Policy Acquisition Costs

     Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment-type contracts, to the extent recoverable from future gross profits, deferred policy acquisition costs are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

                     National Home Life Assurance Company

1.  Organization and Accounting Policies (continued)

     Nonadmitted Assets

     Certain assets designated as "nonadmitted," principally agents' debit balances and furniture and equipment, are excluded from the balance sheets and are charged directly to unassigned surplus.


     Premiums

     Revenues for universal life policies and investment-type contracts consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.


     Benefit Reserves

     Certain policy reserves are calculated using prescribed interest and mortality assumptions rather than based on estimated expected experience and actual account balances as is required under GAAP.


     Income Taxes

     Deferred income taxes are not provided for differences between the financial statement and the tax bases of assets and liabilities.


The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined.

Other significant accounting policies followed in preparing the accompanying statutory-basis financial statements are as follows.

     Investments

     Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

          Bonds not backed by other loans are stated at amortized cost using the interest method.

                     National Home Life Assurance Company

1.  Organization and Accounting Policies (continued)

          Loan-backed bonds and structured securities are valued at amortized cost using the interest method. Anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions are obtained from dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value such securities.

          Short-term investments include investments with maturities of less than one year at the date of acquisition. Short-term investments and cash are carried at cost, which approximates market value.

          Preferred stocks are carried at cost or amortized cost. In addition, certain preferred stocks are carried at the lower of cost (or amortized cost) or the NAIC designated market value.

          Common stocks are carried at the NAIC designated market value, except that investments in unconsolidated subsidiaries and affiliates in which NHL has an interest of 20 percent or more are carried on the equity basis.

          Derivative instruments, consisting of interest rate exchange agreements and futures contracts, are valued in accordance with the NAIC, which is on a basis consistent with the asset or liability being hedged.

          Mortgage loans in good standing and policy loans are carried at unpaid principal balances while statutorily delinquent mortgages are carried at the lower of unpaid balances or net realizable value.

          Real estate is carried at cost less depreciation, generally calculated using the straight-line method, or net realizable value, and is net of related debt, if any.

     Bond and other loan interest is credited to income as it accrues.
     Dividends on common and preferred stocks are credited to income on ex-dividend dates. For securities, NHL follows the guidelines of the NAIC for each security on an individual basis in determining the admitted or nonadmitted status of accrued income amounts. For interest rate exchange agreements, interest is credited to income as it accrues. For mortgage loans, NHL's policy is to accrue investment income due for a maximum of three months from the last payment date. At December 31, 1994 and 1993, the total amount excluded from accrued investment income was approximately $4,200,000 and $5,900,000, respectively.

                     National Home Life Assurance Company

1.  Organization and Accounting Policies (continued)

     Net income includes realized gains and losses on investments sold, net of tax and transfers to the IMR. The cost of investments sold is determined on a first-in, first-out basis. Changes in unrealized gains and losses on common stocks and admitted asset amounts of other investments are credited or charged directly to unassigned surplus.


     Premiums, Benefits and Expenses

     For individual and most group life policies, premiums are reported as earned on the policy/certificate anniversary. For individual and group annuities, premiums and annuity fund deposits are recorded as earned when collected. For individual and group accident and health policies, premiums are recorded as earned on a pro rata basis over the coverage period for which the premiums were collected or due. Benefit claims (including an estimated provision for claims incurred but not reported), policy reserve changes and expenses are charged to income as incurred.


     Policy Reserves

     Unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of accident and health policies in force, calculated principally by the application of monthly pro rata fractions. Liabilities for unearned premiums are included in aggregate policy reserves.

     NHL waives deduction of deferred fractional premiums upon death of insured. NHL's policy is not to return any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Mean reserves are determined by computing the regular mean reserve for the plan at the issued age and holding in addition one-half of the extra premium charged for the year.

     The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released and the tabular cost have been determined by formula as described in the NAIC instructions.

                     National Home Life Assurance Company

     Policy and Contract Claims

     Claims and benefits payable include amounts determined on an individual case basis for reported losses and estimates of incurred but not reported losses developed on the basis of experience. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim expenses are adequate. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated, and any adjustments resulting therefrom are reflected in earnings currently.


     Policyholder Contract Deposits

     Policyholder contract deposits consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts. The GICs consist of two types. One type is guaranteed as to principal along with interest guarantees based upon predetermined indices. The second type guarantees principal and interest, but also includes a penalty if the contract is surrendered early. Policy reserve on the GICs are determined following the retrospective deposit method and consist of contract values the accrue to the benefit of the policyholder, excluding surrender charges. The annuity contracts contain no surrender options. Policy reserves on these annuities are determined based on the expected future cash flows discounted at the applicable statutorily defined mortality and interest rates. Annual effective rates credited to these GICs and annuity contracts ranged from 3.6 percent to 10.3 percent during 1994.


     Reinsurance

     Reinsurance premiums, benefits and expenses are accounted for in a manner consistent with that used in accounting for original policies issued and the terms of the reinsurance contracts. Premiums, benefits, expenses and the reserves for policy and contract liabilities and unearned premiums are recorded net of reinsured amounts.


     Separate Accounts

     Separate account assets and liabilities reported in the accompanying financial statements principally represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than NHL, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of NHL. Separate account assets are reported at market value.

     The operations of the separate accounts are not included in the accompanying financial statements.

                     National Home Life Assurance Company

1. Organization and Accounting Policies (continued)

   Guaranty Fund Assessments

   Periodically, NHL is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. Each state guaranty fund operates independently of any other state guaranty fund; as such, the methods by which assessments are levied against NHL vary from state to state. Also, some states permit guaranty fund assessments to be partially recovered through reductions in future premium taxes. At December 31, 1994 and 1993, NHL has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to that date. The estimated liability is determined using preliminary information received from the various state guaranty funds and the National Organization of Life and Health Insurance Guaranty Associations. Because there are many uncertainties regarding the ultimate assessments that will be assessed against NHL, the ultimate assessments for those insolvencies or rehabilitations that occurred prior to December 31, 1994 may vary from the estimated liability included in the accompanying financial statements. The estimated liability for guaranty fund assessments recorded at December 31, 1994 and 1993 was $11.4 million and $9.5 million, respectively.

   Permitted Statutory Accounting Practices

   NHL's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Missouri Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that NHL uses to prepare its statutory financial statements.

                     National Home Life Assurance Company

1. Organization and Accounting Policies (continued)

   Reclassifications

   Certain reclassifications have been made to the prior year financial statements to conform with the current year presentation.

2. Investments

   The tables below contain amortized cost (carrying value or statement value) and fair value information on bonds.

                                                   Gross       Gross
                                    Amortized   Unrealized   Unrealized      Fair
                                      Cost         Gains       Losses        Value
                                    ------------------------------------------------
                                                    (In Thousands)
December 31, 1994
U.S. Government obligations         $  334,098   $    272     $ 20,501    $  313,869
States and political subdivisions       73,093        380        5,253        68,220
Corporate and other                  3,014,222     15,830      209,514     2,820,538
Mortgage-backed                        885,782      3,275       47,803       841,254
                                    ------------------------------------------------
                                    $4,307,195    $19,757     $283,071    $4,043,881
                                    ================================================
December 31, 1993
U.S. Government obligations         $  357,995   $    883     $  3,143    $  355,735
States and political subdivisions      105,890      3,615          596       108,909
Corporate and other                  2,972,137    130,840       26,285     3,076,692
Mortgage-backed                        982,995      4,671        2,848       984,818
                                    ------------------------------------------------
                                    $4,419,017   $140,009      $32,872    $4,526,154
                                    ================================================

                     National Home Life Assurance Company

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of bonds at December 31, 1994, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because certain borrowers may have the right to call or prepay obligations, sometimes without call or prepayment penalties.

                                                  Amortized       Fair
                                                    Cost         Value
                                                 -----------------------
                                                     (In Thousands)
        Due in one year or less                  $   44,281   $   43,367
        Due after one year through five years       681,925      638,381
        Due after five years through ten years    1,074,023      999,299
        Due after ten years                       1,621,184    1,521,581
                                                 -----------------------
                                                  3,421,413    3,202,628
        Mortgage-backed securities                  885,782      841,253
                                                 -----------------------
                                                 $4,307,195   $4,043,881
                                                 =======================

Proceeds during 1994, 1993 and 1992 from sales, maturities and calls of bonds were $1,674,690,000, $7,346,224,000 and $3,592,256,000, respectively. Gross gains of $28,226,000, $279,781,000 and $126,845,000, in 1994, 1993 and 1992,
respectively, and gross losses of $37,882,000, $20,164,000 and $61,081,000, in
1994, 1993 and 1992, respectively, were realized on those sales.

The change in unrealized gains and losses on investments in common stocks and on investments in subsidiaries is charged directly to unassigned surplus and does not affect net income. The gross unrealized gains and gross unrealized losses on those investments at December 31, 1994 are as follows:

                                                    Gross       Gross
                                                 Unrealized   Unrealized
                                                    Gains       Losses
                                                 -----------------------
                                                     (In Thousands)
        Common                                   $      313   $      775
        Subsidiaries                                 76,706           --
                                                 -----------------------
                                                 $   77,019   $      775
                                                 =======================

                     National Home Life Assurance Company

2. INVESTMENTS (CONTINUED)

The cost of common stock of unaffiliated companies was $23,713,000 and $536,000 at December 31, 1994 and 1993, respectively. The cost of common stocks of subsidiaries was $197,949,000 and $96,828,000 at December 31, 1994 and 1993.

The cost of preferred stocks of unaffiliated companies was $72,508,000 and $62,210,000 at December 31, 1994 and 1993, respectively, and the related market value was $61,502,000 and $59,537,000 at December 31, 1994 and 1993,
respectively. There was no difference between cost and statement value of preferred stocks at December 31, 1994 and 1993.

Included in investments are securities having admitted asset values of $3,977,000 at December 31, 1994 which were on deposit with various state insurance departments to satisfy regulatory requirements.

The carrying value of mortgage loans is net of an allowance for loan losses of $9,137,000 and $9,800,000 at December 31, 1994 and 1993, respectively. The maximum and minimum lending rates for mortgage loans made during 1994 were 9.625 percent and 3.750 percent. The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages was 80 percent. Hazard insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without buildings.

For the years ended December 31, 1994, 1993 and 1992, net investment income is applicable to the following investments:

                                                   1994       1993       1992
                                                 ------------------------------
                                                         (In Thousands)
Fixed securities                                 $328,247   $303,759   $303,825
Equity securities                                   6,739      2,548      1,695
Short-term investments                              8,990     11,443     16,280
Mortgage loans                                    134,298    126,421    124,694
Real estate                                            --      1,446        361
Policy loans                                        8,417      6,058      6,026
Other investments                                   5,974     17,874      8,308
                                                 ------------------------------
Total investment income                           492,665    469,549    461,189
Less investment expenses                           19,974     18,132     14,380
                                                 ------------------------------
Net investment income                            $472,691   $451,417   $446,809
                                                 ==============================

                     National Home Life Assurance Company

3. Financial Instruments

NHL utilizes a variety of financial instruments in its asset/liability management process and to meet its customers' financing needs. The asset/ liability management process focuses on the management of a variety of risks, including interest rate, market and credit risks. Effective management of these risks is an important determinant of profitability. Instruments used in this process and to meet the customers' financing needs include derivative financial instruments, primarily interest rate swap agreements and futures contracts, and commitments to extend credit. Other derivatives, such as interest rate cap and floor agreements, options and forwards are used to a much lesser extent in the asset/liability management process. All of these instruments involve (to varying degrees) elements of market and credit risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional values of all of these instruments reflect the extent of involvement in the various types of financial instruments.

NHL's exposure to market risk is the risk of market volatility and potential disruptions in the market which may result in certain instruments being less valuable. NHL monitors and controls its exposure to this risk primarily through the use of cash flow stress testing, total portfolio analysis of duration mismatch, a monthly mark to market process and daily monitoring of interest rate movements.

NHL's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. This exposure includes settlement risk (risk that the counterparty defaults after NHL has delivered funds or securities under the terms of the contract) which results in an accounting loss and replacement cost risk (cost to replace the contract at current market rates should the counterparty default prior to the settlement date). There is no off-balance sheet exposure to credit risk that would result in an immediate accounting loss (settlement risk) associated with counterparty non-performance on interest rate swap agreements (including caps and floors), futures, forwards and options. Interest rate swap, cap and floor agreements are subject to replacement cost risk, which equals the cost to replace those contracts in a net gain position should a counterparty default. Default by a counterparty would not result in an immediate accounting loss. These instruments, as well as futures, forwards and options are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. Credit loss exposure resulting from non-performance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

                     National Home Life Assurance Company

3. Financial Instruments (continued)

The credit risk on all financial instruments, whether on- or off-balance sheet, is controlled through an on-going credit review, approval and monitoring process. NHL determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with credit risk, and establishes individual and aggregate counterparty exposure limits. In order to limit exposure associated with counterparty non-performance on interest rate exchange agreements, NHL enters into master netting agreements with its counterparties. These master netting agreements provide that, upon default of either party, contracts in gain positions will be offset with contracts in loss positions and the net gain or loss will be received or paid, respectively. Assuming every counterparty defaulted, the cost of replacing those interest rate contracts in a net gain position, after consideration of the aforementioned master netting agreements, was $698,000 and $91,554,000 at December 31, 1994 and 1993, respectively.

NHL primarily manages interest rate risk through the use of net duration mismatch management. This asset/liability management technique provides NHL with an approximation of the net sensitivity of investment and liability portfolio values to changes in interest rates. Duration mismatch management focuses on determining the estimated weighted average lives of the liabilities and an equal amount of assets based on the discounted present values of the estimated cash flows and then determining the difference between the estimated durations of invested assets and those of the related liabilities. NHL uses derivatives as a less costly and less burdensome alternative to restructuring the underlying cash instruments to manage interest rate risk based upon the aggregate net duration mismatch of its aggregate portfolios.

Information is provided below for each significant derivative product type. NHL uses futures contracts primarily to adjust the net duration mismatch of the overall portfolio. Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability or to adjust the net duration mismatch of the overall portfolio. These interest rate swaps generally provide for the exchange of the difference between fixed and floating (primarily the one-month or three-month London Interbank Offered Rate (LIBOR) interest amounts based upon an underlying notional amount. The basis swaps are contracts where NHL receives an amount based upon either one-month or three-month LIBOR and pays an amount based on either a short-term Treasury or Prime rate.

                     National Home Life Assurance Company

3. Financial Instruments (continued)

The following table summarizes the activity by notional or contract value in derivative products for 1994 and 1993:

                                  Receive    Pay Fixed/
                                 Fixed/Pay     Receive
                                 Floating     Floating     Basis     Futures
                                ----------------------------------------------
                                               (In Thousands)
Balances, December 31, 1992     $1,480,000   $2,781,000   $66,000   $   31,000
    Additions                      737,000    1,628,000         _    2,860,000
    Maturities                      72,000            _    10,000            _
    Terminations                   750,000    3,152,000         _    2,852,000
                                ----------------------------------------------
Balances, December 31, 1993      1,395,000    1,257,000    56,000       39,000
    Additions                    1,647,000            _    18,000    4,226,000
    Maturities                      18,000            _     9,000            _
    Terminations                 2,325,000    1,257,000         _    3,595,000
                                ----------------------------------------------
Balances, December 31, 1994     $  699,000   $        _   $65,000   $  670,000
                                ==============================================

During 1994 and 1993, NHL terminated or closed certain interest rate swaps which were accounted for as hedges. The net deferred gains or losses on these agreements were $7,425,000 and $(177,556,000) as of December 31, 1994 and 1993,
respectively, and are being amortized to investment income over the expected remaining life of the related investment, generally four to ten years, as a component of the IMR.

Commitments

Commitments to extend credit consist of agreements to lend to a customer at some future time, subject to conditions established in the contract. Since it is likely some commitments may expire or be withdrawn without being fully drawn upon, the total commitment amounts do not necessarily represent future cash requirements. NHL evaluates individually each customer's creditworthiness. Collateral may be obtained, if deemed necessary, based on a credit evaluation of the counterparty. The collateral may include commercial and/or residential real estate. At December 31, 1994 and 1993, commitments to extend credit were $359,793,000 and $93,000,000, respectively.

                     National Home Life Assurance Company

3. Financial Instruments (continued)

Concentrations of Credit Risk

NHL limits credit risk by diversifying its investment portfolio among common and preferred stocks, public bonds, private placement securities, and commercial and residential mortgage loans. It further diversifies these portfolios between and within industry sectors, by geography and by property type. Credit risk is also limited by maintaining stringent underwriting standards and purchasing insurance protection in certain instances. In addition, NHL establishes credit approval processes, limits and monitoring procedures on an individual counterparty basis. As a result, management believes that significant concentrations of credit risk do not exist.

4. Federal Income Taxes

NHL and its subsidiaries (NHNY, NLL and VLIC) file a consolidated federal tax return. Under a written agreement, NHL and its affiliates allocate the federal income tax liability among the members of the consolidated return group in the ratio that each member's separate return tax liability for the year bears to the sum of the separate return tax liabilities of all members, with current credits for net operating losses. All settlements under this agreement are made after the filing of the applicable estimated or actual consolidated U.S. Corporate Income Tax return with the IRS.

Income before income taxes differs from taxable income principally due to tax-exempt investment income, dividends' received tax deductions, differences between the treatment of investments for statutory and tax purposes, reinsurance transactions, policy acquisition costs, and differences in policy and contract liabilities.

At December 31, 1994, NHL recorded a receivable for federal income taxes recoverable from parent of approximately $17,500,000. The tax benefit resulted primarily from updated estimates used in the 1993 and 1994 tax accrual calculations and a tax capital loss of approximately $15,300,000. The tax capital loss is expected to be carried back and fully utilized against tax capital gains in the carryback period.

At December 31, 1994, accumulated earnings of NHL for federal income tax purposes included approximately $17,400,000 of "Policyholders' Surplus," a special memorandum tax account. This memorandum account balance has not been currently taxed, but income taxes computed at current rates will become payable if this surplus is distributed. Provisions of the Deficit Reduction Act of 1984 (the "Act") do not permit further additions to the Policyholders' Surplus account. "Shareholders' Surplus" is also a special memorandum tax account, and generally represents an accumulation of taxable

                     National Home Life Assurance Company

4. Income Taxes (continued)

income (net of tax thereon) plus the dividends-received deduction, tax-exempt interest, and certain other special deductions as provided by the Act. At December 31, 1994, the balance in the Shareholders' Surplus account amounted to $604,500,000. There is no present intention to make distributions in excess of Shareholders' Surplus.

5. Benefit Plans

NHL sponsors a profit sharing plan, the National Liberty Corporation Profit Sharing Plan, which was merged into the Providian Corporation Thrift Savings Plan (Thrift Plan) as of July 1, 1994. This merger was for administrative purposes only; the profit sharing arrangement was maintained under the Thrift Plan for employees of NHL and other participating affiliates. This profit sharing feature is a non-contributory arrangement covering substantially all employees of the participating companies. As a matter of policy, profit sharing costs are funded as they accrue and non-vested as well as vested benefits are fully funded. The liabilities for this arrangement are paid when incurred to Merrill Lynch, the Trustee for the Thrift Plan. Most employees of NHL are covered by the Thrift Plan. Employees meeting the minimum service requirement are eligible to participate in the contributory Thrift Plan, under which employee contributions, up to 6% of their earnings, are matched by NHL at 50% or 55% depending on the investment option selected by the employee.

Certain executives of NHL are also eligible to participate in PC's Stock Ownership Plan (SOP). Through the SOP, a portion of all executive cash incentive awards is paid in PC common stock. Stock awarded to participants under the SOP is deposited into an account in the participant's name and matched with an equal number of shares of restricted stock. Participants are free to withdraw the awarded shares of common stock at any time, but will forfeit all shares of matching restricted stock if the withdrawal occurs prior to the end of applicable restriction period.

Under the 1989 Stock Option Plan, options may be granted to key employees in positions of substantial responsibility of PC and its affiliates, including NHL, for a total of 4,400,000 shares of PC common stock.

                     National Home Life Assurance Company

6. Postretirement Benefits

NHL provides certain health care and life insurance benefits ("postretirement benefits") for retired employees of NHL and its subsidiaries. Substantially all employees may become eligible for the life insurance benefits if they retire with ten or more years of service. Life insurance benefits are generally set at a fixed amount. Only employees who were either disabled, retired or were retiree-eligible as of December 31, 1988 are eligible for the health care benefits.

In 1993, NHL changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The transition obligation was $8,309,437 and $8,071,073 at December 31, 1994 and 1993, respectively. On January 1, 1994, the total postretirement benefit obligation was $9,469,382 and the fair value of assets was $305,653.

For the year ended December 31, 1994, net postretirement benefit costs for NHL and its subsidiaries were $1,225,494 and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition obligation. NHL made contributions to the plans of $713,576 and $639,343 in 1994 and 1993, respectively.

At December 31, 1994 and 1993, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $1,251,805 and $738,548, respectively. The amount of the benefit obligation as of January 1, 1994, for active non-vested employees was $1,117,237. The discount rate used in determining the accumulated postretirement benefit obligation was 7.75% and the health care cost trend rate was 9% graded to 6% over 8 years.

The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the total postretirement benefit obligation as of December 31, 1994, by $997,549 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1994 by $71,915.

                     National Home Life Assurance Company

7. Intercompany and Related Party Balances and Transactions

Consolidated financial information of NHL's two insurance company subsidiaries is summarized as follows:


                                                          December 31
                                                        1994       1993
                                                      -------------------
                                                         (In Thousands)

        Invested assets                               $540,950   $423,254
        Other assets                                    56,603     42,659
                                                      -------------------
        Total assets                                  $597,553   $465,913
                                                      ===================

        Insurance reserves                            $301,967   $298,445
        Other liabilities                               20,931     18,119
        Capital and surplus                            274,655    149,349
                                                      -------------------
        Total liabilities and capital and surplus     $597,553   $465,913
                                                      ===================



                                                Year ended December 31
                                               1994      1993      1992
                                             ----------------------------
                                                    (In Thousands)
        Revenues                             $240,929  $255,320  $258,004
        Expenses                              222,054   251,307   266,485
                                             ----------------------------
        Net income (loss)                    $ 18,875  $  4,013  $ (8,481)
                                             ============================

NHL entered into an agreement effective January 1, 1992 with its affiliates whereby NHL performs administrative services, management support services, and marketing services for its affiliates. NHL, as compensation, receives an amount equal to the actual cost of providing such services. This cost is allocated on a pro rata basis to each affiliate receiving these services. The amount received was $44,000,000 in 1994, $73,300,000 in 1993 and $69,300,000 in 1992.

On November 1, 1994, NHL executed a Revolving Credit Note with NHNY allowing for NHNY to borrow from NHL up to $5,000,000. The note is a demand note expiring November 1, 1995 with interest payable at the prime rate. At December 31, 1994, there was no outstanding balance. There was no interest earned by NHL for 1994 on this note.

                     National Home Life Assurance Company

7.  Intercompany and Related Party Balances and Transactions (continued)

NHL participates in a short-term investment agreement with PC and other affiliates which provides for the centralization of short-term investment operations. NHL retains the right to participate in or withdraw its funds on a daily basis. NHL had invested $21,900,000, $23,900,000 and $145,300,000 in this short-term agreement as of December 31, 1994, 1993 and 1992, respectively.

On November 8, 1994, NHL made a surplus contribution of $101,000,000 to VLIC.

NHL is a party to various reinsurance agreements with affiliates whereby NHL cedes pro rata portions of certain blocks of business on a coinsurance basis. The following table summarizes the amounts reflected in the statements of operations from these reinsurance agreements:


                                               Expense (Revenue) for the
                                                Year ended December 31
                                            ------------------------------
                                              1994       1993       1992
                                            --------   --------   --------
                                                    (In Thousands)
Premium income ceded                        $ 37,573   $ 37,333   $ 38,263
Life and accident and health benefits
  ceded                                      (28,601)   (28,874)   (29,727)
Commissions and expense allowances on
  reinsurance ceded                          (14,794)   (15,926)   (14,583)
Reserve adjustments on reinsurance ceded      (2,626)    (1,963)      (595)

NHL entered into two indemnity reinsurance agreements with affiliates in 1987 whereby NHL assumes 100% of the risks reinsured on all structured settlement policies issued during 1987 by these affiliates. The agreements were amended in 1988 whereby NHL also assumes 100% of the risks reinsured on all structured settlement, pension buyout, and single premium immediate annuities issued subsequent to 1987 by these affiliates.

                     National Home Life Assurance Company

7. INTERCOMPANY AND RELATED PARTY BALANCES AND TRANSACTIONS (CONTINUED)

The agreements were amended in 1988 to change the agreements from indemnity reinsurance to coinsurance. The agreements were also amended in 1992 whereby the affiliates recaptured structured settlements issued in 1991 and in the first five months of 1992. Recapture consideration was $114,600,000. The following table summarizes the amount reflected in the statements of operations from these agreements:

                                                  EXPENSE (REVENUE) FOR THE
                                                    YEAR ENDED DECEMBER 31
                                                  1994       1993        1992
                                                -------------------------------
                                                        (In Thousands)
Premium income assumed                          $(23,719)  $(76,519)  $(107,043)
Annuity benefits assumed                          55,802     52,493      65,882
Commissions and expense allowances on
  reinsurance assumed                              3,784      6,393       6,956
Changes in policy reserves assumed                29,618     81,199       6,409

NHL entered into a reinsurance agreement with an affiliate in 1988 on a coinsurance basis whereby NHL assumes 100% of the risks on all credit life and disability policies issued prior to January 1, 1989 by the affiliate. The agreements were amended in 1990 whereby NHL also assumes 100% of the risks on all credit life and disability policies issued between January 1, 1989 and March 31, 1990, inclusive. The following table summarizes the amount reflected in the statements of operations from these agreements:

                                                  EXPENSE (REVENUE) FOR THE
                                                    YEAR ENDED DECEMBER 31
                                                  1994       1993        1992
                                                -------------------------------
                                                        (In Thousands)
Premium income assumed                          $     10   $   (117)  $    (441)
Life and accident and health benefits assumed        431      1,277       2,686
Commissions and expense allowances on
  reinsurance assumed                                (19)      (104)       (371)
Changes in policy reserves assumed                  (668)    (1,701)     (2,961)

                     National Home Life Assurance Company

7. INTERCOMPANY AND RELATED PARTY BALANCES AND TRANSACTIONS (CONTINUED)

NHL entered into a reinsurance agreement with an affiliate in 1990 on a coinsurance basis whereby NHL assumes 100% of the risk on certain guaranteed investment contracts issued by the affiliate. The following table summarizes amounts reflected in the statements of operations from these reinsurance agreements:

                                                    EXPENSE (REVENUE) FOR THE
                                                      YEAR ENDED DECEMBER 31
                                                      1994      1993      1992
                                                   ----------------------------
                                                           (In Thousands)
Premium income assumed                             $ 698,338  $207,489  $81,014
Life and other benefits assumed                       76,342   234,937   91,969
Commissions and expense allowances on reinsurance
  assumed                                              1,110     1,910      775
Changes in policyholder contract deposits assumed   (658,482)    4,496   11,222

NHL entered into indemnity reinsurance agreements with an affiliate in 1987 whereby NHL assumed 100 percent of the risks reinsured on all structured settlement contracts issued during 1987. The agreements were amended in 1988 whereby NHL also assumed 100 percent of the risks reinsured on all structured settlement, pension buyout and single premium immediate annuities issued subsequent to 1987. The agreements were also amended in 1988 to change the agreements from indemnity reinsurance to coinsurance. The following table summarizes amounts reflected in the statements of operations from these reinsurance agreements:

                                                    EXPENSE (REVENUE) FOR THE
                                                      YEAR ENDED DECEMBER 31
                                                      1994      1993      1992
                                                   ----------------------------
                                                           (In Thousands)
Premium income assumed                             $     291  $    503  $ 2,680
Annuity benefits assumed                               7,443     7,563    7,599
Commissions and expense allowances on
  reinsurance assumed                                      5        21       81
Changes in policy reserves assumed                      (666)      169    3,489

                     National Home Life Assurance Company

7. Intercompany and Related Party Balances and Transactions (continued)

NHL entered into two separate reinsurance agreements with affiliates in 1992, both on a coinsurance funds withheld basis. On April 1, 1993, the reinsurance agreements were amended from a coinsurance funds withheld basis to a coinsurance nonfunds withheld basis. On April 1, 1993, NHL received funds in the amount of $23,000,000 under the terms of these reinsurance agreements. The following table summarizes the amounts reflected in the statements of operations from these reinsurance agreements:

                                                               Expense (Revenue) for the
                                                                Year ended December 31
                                                                  1994           1993
                                                               -------------------------
                                                                    (In Thousands)
Premium income assumed                                          $(53,051)      $(71,128)
Life, accident and health and other benefits assumed              33,457         37,926
Commissions and expense allowances on reinsurance assumed         12,438         26,966
Changes in policy reserves assumed                                 4,122          3,269
Other income assumed                                              (3,475)        (1,019)

Policy reserves and claims and benefits payable exclude liabilities relating to reinsurance ceded to affiliates of approximately $160,000,000 and $167,000,000 at December 31, 1994 and 1993, respectively. While these amounts have been excluded from liabilities, NHL remains liable in the event the reinsuring companies are unable to meet their obligations.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other nonaffiliated insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide NHL with increased capacity to write larger risks.

                     National Home Life Assurance Company

8. Reinsurance (continued)

NHL's ceded reinsurance agreements with affiliated and nonaffiliated insurance companies reduced (increased) certain items in the accompanying financial statements by the following amounts:

                                            1994         1993          1992
                                          -----------------------------------
                                                    (In Thousands)

Benefits paid or provided                 $ 30,889     $ 30,274      $ 32,137
Commissions and expense allowances on
 reinsurance ceded                         (16,186)     (17,230)      (15,896)
Other income-reserves on ceded business        (39)         (37)          (36)
Policy and contract liabilities*            164,604      174,624      176,072
Claims reserves*                              1,120        1,441        1,969
Advance premiums*                                55           54           63
Unearned premium reserves*                      533          554          562

*At year end.

Amounts payable or recoverable for reinsurance on paid or unpaid life and health claims are not subject to periodic or maximum limits. At December 31, 1994, NHL reinsurance recoverables are not material and no individual reinsurer owed NHL an amount equal to or greater than 3% of NHL's surplus.

For all short-duration contracts, the effect of all reinsurance agreements on premiums written and earned in 1994, 1993 and 1992 was as follows:

                  1994                  1993                  1992
                Premiums              Premiums              Premiums
            ---------------------------------------------------------------
            Written    Earned     Written    Earned     Written    Earned
            ---------------------------------------------------------------
                                    (In Thousands)

Direct      $111,163   $111,099   $124,725   $125,110   $140,008   $142,532
Assumed       56,762     55,946     50,951     52,250     23,155     18,803
Ceded         (4,283)    (4,303)    (4,184)    (4,192)    (4,279)    (4,348)
            ---------------------------------------------------------------
Net         $163,642   $162,742   $171,492   $173,168   $158,884   $156,987
            ===============================================================

                     National Home Life Assurance Company

8. Reinsurance (continued)

For all long-duration contracts, the effect of reinsurance on premiums earned in 1994, 1993 and 1992 was as follows:

                1994              1993              1992
          Premiums Earned   Premiums Earned   Premiums Earned
          ---------------------------------------------------
                              (In Thousands)
Direct        $134,011          $147,943          $156,515
Assumed         84,332           146,994           138,601
Ceded          (37,200)          (36,466)          (37,268)
          ---------------------------------------------------
Net           $181,143          $258,471          $257,848
          ===================================================

NHL remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

9. Life and Annuity Reserves

At December 31, 1994, NHL's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

                                                               Amount   Percent
                                                             ------------------
                                                                (In Thousands)
Subject to discretionary withdrawal (with adjustment):
  With market value adjustment                               $1,516,582    22.6%
  At book value less surrender charge                         1,033,561    15.5%
  At market value                                             1,098,037    16.4%
                                                             ------------------
                                                              3,648,180    54.5%
Subject to discretionary withdrawal (without adjustment) at
 book value with minimal or no charge or adjustment           1,856,770    27.8%
Not subject to discretionary withdrawal                       1,185,583    17.7%
                                                             ------------------
Total annuity reserves and deposit fund liabilities before
 reinsurance                                                  6,690,533   100.0%
                                                                          =====
Less reinsurance                                                 (3,428)
                                                             ----------
Net annuity reserves and deposit fund liabilities            $6,687,105*
                                                             ==========

*Includes $1,098,037,000 of annuities reported in NHL's separate account liability.

                     National Home Life Assurance Company

9.   Life and Annuity Reserves (continued)

As of December 31, 1994, the Company has $85,000,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Missouri.


10.  Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 1994 were as follows:

                                                         Net of
               Type              Gross      Loading     Loading
        -------------------------------------------------------
                                         (In Thousands)
        Ordinary new            $ 2,220     $ 1,565     $   675
        Ordinary renewal         18,333       5,212      13,101
                                -------------------------------
        Total ordinary           20,553       6,777      13,776
                                -------------------------------
        Group new business        5,239       3,317       1,922
        Group renewal            38,467      10,825      27,642
                                -------------------------------
        Total group              43,706      14,142      29,564
                                -------------------------------
        Total                   $64,259     $20,919     $43,340
                                ===============================

11.  Statutory Restrictions on Dividends

NHL is subject to limitations, imposed by the State of Missouri on the payment of dividends to its parent company. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of NHL's statutory capital and surplus as of the preceding December 31, or (2) NHL's statutory net income for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1995, without prior approval, is $58,000,000.


12.  Contingencies

In the ordinary course of business, NHL is a defendant in litigation principally involving insurance policy claims for damages, including compensatory and punitive damages. In the opinion of management, the outcome of such litigation will not result in a loss which would be material to NHL's financial position at December 31, 1994.

                     National Home Life Assurance Company

13. Fair Values of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for the following financial instruments.

    Bonds, Preferred Stocks and Common Stocks

    The fair values of bonds, preferred stocks and common stocks are generally based on published quotations of the SVO of the NAIC. However, for certain investments, the SVO does not provide a value and NHL uses values provided by other outside sources or internally calculated estimates. The fair values of NHNY's bonds, preferred stocks and common stocks are disclosed in Note 2.

    Mortgage Loans

    The fair values of commercial and residential mortgage loans are estimated utilizing discounted cash flow calculations, using current market interest rates for loans with similar terms to borrowers of similar credit quality.

    Policy Loans

    The carrying values of policy loans reported in the accompanying balance sheets approximate their fair values.

    Cash, Short-term Investments and Other Invested Assets

    The carrying values of cash, short-term investments and other invested assets reported in the accompanying balance sheets approximate their fair values.

    Investment Contracts

    The fair values of floating rate guaranteed investment contracts approximate their carrying values. The fair values of fixed rate guaranteed investment contracts and investment-type fixed annuity contracts are estimated using discounted cash flow calculations, based on current interest rates for similar contracts. The fair values of variable annuity contracts approximate their carrying values.

    Derivative Instruments

    The fair values for derivative instruments are based on pricing models or formulas using current assumptions.

                     National Home Life Assurance Company

13. Fair Values of Financial Instruments (continued)

The carrying values and fair values of NHL's investments in commercial and residential mortgage loans and policy loans are summarized as follows:

                                          Carrying       Fair
                                            Value        Value
                                         -----------------------
                                             (In Thousands)
    December 31, 1994
    Commercial mortgages                 $1,442,685   $1,468,697
    Residential mortgages                   570,690      545,640
                                         -----------------------
                                         $2,013,375   $2,014,337
                                         =======================
    December 31, 1993
    Commercial mortgages                 $1,350,977   $1,405,333
    Residential mortgages                   247,050      246,957
                                         -----------------------
                                         $1,598,027   $1,652,290
                                         =======================

The fair values of interest rate swap agreements were $(20,833,000) and $24,423,000 at December 31, 1994 and 1993, respectively. These instruments are off-balance sheet and as such, are not recorded in the accompanying financial statements.

The carrying amounts and fair values of NHL's liabilities for investment-type insurance contracts at December 31, 1994 and 1993 are summarized as follows:

                                          Carrying       Fair
                                            Value        Value
                                         -----------------------
                                             (In Thousands)
    December 31, 1994
    Fixed annuity contracts              $3,103,331   $3,098,958
    Guaranteed investment contracts       1,494,308    1,473,202
    Variable annuity contracts              944,261*     944,261
                                         -----------------------
                                         $5,541,900   $5,516,421
                                         =======================
    December 31, 1993
    Individual and group annuities       $2,960,432   $3,086,944
    Guaranteed investment contracts         882,414      882,414
    Variable annuity contracts              964,525*     964,525
                                         -----------------------
                                         $4,807,371   $4,933,883
                                         =======================

* Included in NHL's separate account liabilities.

                     National Home Life Assurance Company

13. Fair Values of Financial Instruments (continued)

The fair values for NHL's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in NHL's overall management of interest rate risk, such that NHL's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

14. Separate Accounts

A reconciliation of the amounts transferred to and from NHL's separate accounts for the year ended December 31, 1994 is presented below:

    Transfers as reported in the Summary of Operations of      (In Thousands)
     NHL's Separate Accounts Annual Statement:
      Transfers to separate accounts                              $235,756
      Transfers from separate accounts                             (69,011)
                                                                  --------
      Net transfers to separate accounts                           166,745
      Reconciling adjustments:
        Fees paid to external fund manager                             857
        Transfers to modified separate account                      (4,629)
                                                                  --------
                                                                     3,771
                                                                  --------
    Transfers as reported in the Summary of Operations of NHL's
     Life, Accident & Health Annual Statement                     $162,973
                                                                  ========

                          Other Financial Information

                       Report of Independent Auditors on
                          Other Financial Information

Board of Directors
National Home Life Assurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory-basis financial data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory-basis financial statements taken as a whole.

This report is intended solely for the use of the Company and for filing with state insurance regulatory authorities and should not be used for any other purpose.

Louisville, Kentucky
April 21, 1995

                     National Home Life Assurance Company

      Supplemental Schedule of Selected Financial Data (Statutory-Basis)

                               December 31, 1994


Investment income earned:
  Government bonds                                              $   69,141,807
  Other bonds (unaffiliated)                                       249,638,943
  Preferred stocks (unaffiliated)                                    6,614,278
  Common stocks (unaffiliated)                                         125,202
  Mortgage loans                                                   134,298,043
  Premium notes, policy loans and liens                              8,416,827
  Cash on hand and on deposit                                              115
  Short-term investments                                             8,989,531
  Other invested assets                                              6,299,924
  Derivative instruments                                             9,279,498
  Aggregate write-ins for investment income:
    Miscellaneous income                                              (325,728)
    Security lending                                                   186,588
                                                                --------------
Gross investment income                                         $  492,665,028
                                                                ==============

Real estate owned (book value less encumbrances)                $   27,151,802
                                                                ==============

Mortgage loans (book value):
  Residential mortgages                                         $  570,690,247
  Commercial mortgages                                           1,442,685,135
                                                                --------------
Total mortgage loans                                            $2,013,375,382
                                                                ==============

Mortgage loans by standing (book value):
  Good standing                                                 $1,978,421,048
                                                                ==============
  Good standing with restructured terms                         $   11,267,994
                                                                ==============
  Interest overdue more than three months, not in foreclosure   $    2,908,227
                                                                ==============
  Foreclosure in process                                        $   20,778,112
                                                                ==============

Other long term assets (statement value)                        $  128,611,877
                                                                ==============

See accompanying note.

                     National Home Life Assurance Company

      Supplemental Schedule of Selected Financial Data (Statutory-Basis)
                                  (continued)

                               December 31, 1994

Common stocks of parents, subsidiaries and affiliates (book value)    $  197,949,303
                                                                      ==============
Bonds and short-term investments by class and maturity:
 Bonds by maturity (statement value):
  Due within one year or less                                         $  317,024,958
  Over 1 year through 5 years                                          1,271,145,371
  Over 5 years through 10 years                                        1,253,975,904
  Over 10 years through 20 years                                         650,555,095
  Over 20 years                                                          931,745,795
                                                                      --------------
 Total by maturity                                                    $4,424,447,123
                                                                      ==============

 Bonds and short-term investments by class (statement value):
  Class 1                                                             $2,949,093,211
  Class 2                                                              1,103,585,364
  Class 3                                                                223,109,382
  Class 4                                                                148,659,166
  Class 5                                                                          -
  Class 6                                                                          -
                                                                      --------------
 Total by class                                                       $4,424,447,123
                                                                      ==============

Total bonds and short-term investments publicly traded                $3,804,677,018
                                                                      ==============
Total bonds and short-term investments privately placed               $  619,770,105
                                                                      ==============
Preferred stocks (statement value)                                    $   72,508,040
                                                                      ==============
Common stocks (market value)                                          $  297,905,605
                                                                      ==============
Short-term investments (book value)                                   $  117,252,362
                                                                      ==============
Financial futures contracts open (current price)                      $  667,125,175
                                                                      ==============
Cash on deposit                                                       $   (3,721,127)
                                                                      ==============

See accompanying note.

                     National Home Life Assurance Company

      Supplemental Schedule of Selected Financial Data (Statutory-Basis)
                                  (continued)

                               December 31, 1994


Life insurance in-force:
  Ordinary                                                            $4,275,299,000
                                                                      ==============
  Credit life                                                         $    7,193,000
                                                                      ==============
  Group life                                                          $6,937,637,000
                                                                      ==============

Amount of accidental death insurance in-force under ordinary policies
                                                                      $  341,057,000
                                                                      ==============

Life insurance policies with disability provisions in-force:
  Ordinary                                                            $2,321,388,000
                                                                      ==============
  Group life                                                          $  303,851,000
                                                                      ==============

Supplementary contracts in-force:
  Ordinary-not involving life contingencies:
   Income payable                                                     $       32,079
                                                                      ==============
  Ordinary-involving life contingencies:
   Income payable                                                     $       66,717
                                                                      ==============

Annuities:
  Ordinary:
   Immediate-amount of income payable                                 $  855,100,120
                                                                      ==============
   Deferred-fully paid account balance                                $  600,215,598
                                                                      ==============
   Deferred-not fully paid-account balance                            $    7,939,374
                                                                      ==============
  Group:
   Amount of income payable                                           $  316,904,323
                                                                      ==============
   Fully paid account balance                                         $2,600,995,917
                                                                      ==============

See accompanying note.

                     National Home Life Assurance Company

      Supplemental Schedule of Selected Financial Data (Statutory-Basis)
                                  (continued)

                               December 31, 1994

Accident and health insurance-premiums in-force:
 Ordinary                                                          $ 33,410,248
                                                                   ============
 Group                                                             $ 78,554,197
                                                                   ============
 Credit                                                            $      1,295
                                                                   ============

Deposit funds and dividend accumulations:
 Deposit funds-account balance                                     $  1,235,157
                                                                   ============
 Dividend accumulations-account balance                            $     87,654
                                                                   ============

Claims payments 1994:
 Group accident and health
  1994                                                             $ 43,485,156
                                                                   ============
  1993                                                             $ 17,792,527
                                                                   ============
  1992                                                             $  2,031,499
                                                                   ============
 Other accident and health
  1994                                                             $ 15,022,707
                                                                   ============
  1993                                                             $  5,886,320
                                                                   ============
  1992                                                             $    546,598
                                                                   ============
 Other coverages that use development methods to calculate claims reserves
    1994                                                           $     60,050
                                                                   ============
    1993                                                           $    244,814
                                                                   ============
    1992                                                           $      5,187
                                                                   ============

See accompanying note.

                     National Home Life Assurance Company

      Supplemental Schedule of Selected Financial Data (Statutory-Basis)
                                  (continued)

                               December 31, 1994

Note-Basis of Presentation

The accompanying schedule presents selected statutory-basis financial data as of December 31, 1994 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General section of the National Association of Insurance Commissioners' Annual Statement Instructions and agrees to or is included in the amounts reported in NHL's 1994 Statutory Annual Statement as filed with the Missouri Insurance Department.

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.
       (a)  Financial Statements.
       Part A.  None
       Part B. All financial statements required to be filed are included in Part B.
       Part C.  None
       (b)  Exhibits.
       (1) Resolution of the Board of Directors of Providian Life and Health Insurance Company ("Providian Life and Health" formerly, National Home Life Assurance Company) authorizing establishment of the Separate Account./1/
       (2)  Not Applicable.
       (3)  Distribution Agreement.
            (a)  Form of Selling Agreement./5/
       (4)  (a)  Form of variable annuity contract (A Unit)./6/
            (b)  Form of variable annuity contract (B Unit)./6/
       (5)  (a)  Form of Application./7/
            (b)  403(b) Rider./5/
            (c)  Individual Retirement Annuity Rider./5/
       (6)  (a)  Articles of Incorporation of Providian Life and Health./1/
            (b) Amendment to Articles of Incorporation of Providian Life and Health./1/
            (c) Amended and Restated Articles of Incorporation of Providian Life and Health./1/
       (7)  Not Applicable.
       (8)  (a)  Form of Participation Agreement for the Funds./6/
            (b) Participation Agreement Among DFA Investment Dimensions Group, Inc., Dimensional Fund Advisors, Inc., DFA Securities Inc. and National Home Life Assurance Company dated as of June 29, 1994./8/
            (c) Participation Agreement Among Insurance Management Series, Federated Advisors, Federated Securities Corp. and National Home Life Assurance Company dated as of May 17, 1994./8/
            (d) Participation Agreement Among Insurance Investment Products Trust, SEI Financial Services Company and National Home Life Assurance Company dated as of January 1, 1995./10/
            (e) Participation Agreement Among Wanger Advisors Trust and National Home Life Assurance Company dated as of May 19, 1995. /10/
            (f) Participation Agreement Among Tomorrow Funds Retirement Trust, Weiss, Peck & Greer, L.L.C. and Providian Life and Health Insurance Company dated as of September 11, 1995./10/
       (9)  (a)  Opinion and Consent of Counsel./9/
            (b)  Consent of Counsel./9/

       (10) Consent of Independent Auditors./10/
-----------
/1/ Incorporated by reference from the initial Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-45862.

/2/ Incorporated by reference from the initial Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/3/ Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/4/ Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/5/ Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-45862.

/6/  Incorporated by reference from the Registration Statement of National
     Home Life Assurance Company Separate Account V, File No. 33-72838, filed on December 10, 1993.

/7/  Incorporated by reference from the Registration Statement of National
     Home Life Assurance Company Separate Account V, File No. 33-79502, filed on May 27, 1994.

/8/ Incorporated by reference from the Post-Effective Amendment No. 1 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-80958, filed April 28, 1995.

/9/ Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 80958, Filed September 19, 1995.

/10/ Filed herewith.

       (11)   No Financial Statements are omitted from Item 23.
       (12)   Not Applicable.
       (13)   Not Applicable.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Chairman of the Board and CEO                         Shailesh J. Mehta

President                                             David J. Miller

Vice President and Controller                         Jean A. Young

Senior Vice President & CFO                           Earl W. Baucom

Senior Vice President                                 Roland A. LaPlante

Senior Vice President                                 Robert A. Long

Senior Vice President                                 Richard J. Potter

Senior Vice President/Human Resources
 Corporate Communications                             John H. Rogers

Senior Vice President                                 Richard H. Smith

Senior Vice President                                 Martin Renninger

Senior Vice President                                 Paul Yakulis

Vice President, General Counsel
 and Secretary                                        David R. Aplington

Vice President                                        Brian Alford

Vice President                                        Edward A. Biemer

Vice President                                        Rita Biesiot

Vice President & Treasurer                            Dennis E. Brady

Vice President                                        Charles N. Coatsworth

Vice President                                        Stephen F. Eulie

Vice President                                        Shirley W. Lanier

Vice President                                        Richard A. Babyak

Vice President                                        Karen H. Fleming

Vice President                                        Carolyn M. Kerstein

Vice President                                        Michael F. Lane

Vice President                                        Kevin P. McGlynn

Vice President                                        Douglas S. Menges

Vice President                                        Thomas B. Nesspor

Vice President                                        John R. Pegues

Vice President and Actuary                            John C. Prestwood, Jr.

Vice President                                        Frank J. Rosa

Vice President                                        Douglas A. Sarcia

Vice President                                        Nancy B. Schuckert

Vice President                                        Michael A. Simpson

Vice President                                        Joseph D. Strenk

Vice President                                        William W. Strickland

Vice President                                        Oris Stuart, III

Vice President                                        Anita R. Tilley

Vice President                                        William C. Tomilin

Assistant Vice President                              Janice Boehmler

Assistant Vice President                              James P. Greaton

Assistant Vice President/Underwriting                 William J. Kline

Assistant Vice President                              Joan G. Chandler

Assistant Vice President &
 Assistant Treasurer                                  John A. Mazzuca

Assistant Vice President                              Harvey Waite

Assistant Treasurer                                   Elaine J. Robinson

Assistant Controller                                  Joseph C. Noone

Second Vice President                                 Cindy L. Chanley

Second Vice President                                 Belinda J. Lyons

Second Vice President                                 Michael K. Mingus

Second Vice President/Investments                     Terri L. Allen

Second Vice President/Investments                     Tom Bauer

Second Vice President/Investments                     Kirk W. Buese

Second Vice President/Investments                     Curt M. Burns

Second Vice President/Investments                     William S. Cook

Second Vice President/Investments                     Deborah A. Dias

Second Vice President/Investments                     Eric B. Goodman

Second Vice President/Investments                     James Grant

Second Vice President/Investments                     Theodore M. Haag

Second Vice President/Investments                     Frederick B. Howard

Second Vice President/Investments                     Diane J. Hulls

Second Vice President/Investments                     William H. Jenkins

Second Vice President/Investments                     Frederick C. Kessell

Second Vice President/Investments                     Tim Kuussalo

Second Vice President/Investments                     Mark E. Lamb

Second Vice President/Investments                     Monika Machon

Second Vice President/Investments                     James D. MacKinnon

Second Vice President/Investments                     Jack McCabe

Second Vice President/Investments                     Wayne R. Nelis

Second Vice President/Investments                     Douglas H. Owen, Jr.

Second Vice President/Investments                     Debra K. Pellman

Second Vice President/Investments                     Robert Saunders

Second Vice President/Investments                     Brad H. Seibel

Second Vice President/Investments                     Michael B. Simpson

Second Vice President/Investments                     Jon L. Skaggs

Second Vice President/Investments                     James A. Skufca

Second Vice President/Investments                     Robert A. Smedley

Second Vice President/Investments                     Bradley L. Stofferahn

Second Vice President/Investments                     Randall K. Waddell

Second Vice President/Investments                     Tammy C. Wetterer

Second Vice President/Special Markets                 Gregory Lee Chapman

Second Vice President/Special Markets                 John B. Cobb, III

Second Vice President/Special Markets                 Gregory M. Curry

Second Vice President/Special Markets                 Julie Ford

Second Vice President/Special Markets                 Lauren M. S. Kaltman

Second Vice President/Special Markets                 Paul Farley Olschwanger

Second Vice President/Special Markets           Prentice J. Siegel

Second Vice President/Special Markets           Harvey Willis

Second Vice President and Assistant
  Secretary                                     Edward P. Reiter

Assistant Secretary                             L. Jude Clark

Assistant Secretary                             Sherry F. Hardy

Assistant Secretary                             Paul J. Houk

Assistant Secretary                             Mary Ann Malinyak

Assistant Secretary                             John F. Reesor

Assistant Secretary                             R. Michael Slaven

Assistant Secretary                             Carolyn Wetterer

Product Compliance Officer                      James T. Bradley

DIRECTORS:
---------

David R. Aplington
Earl W. Baucom
Robert A. Long
Shailesh J. Mehta
David J. Miller
Richard J. Potter
John H. Rogers
David B. Smith
Richard H. Smith

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The Depositor, Providian Life and Health Insurance Company ("Providian Life and Health"), is directly and indirectly wholly owned by Providian Corporation. The Registrant is a segregated asset account of Providian Life and Health.

The following chart indicates the persons controlled by or under common control with Providian Life and Health:


                               Jurisdiction of
          Name                  Incorporation     Percent of Voting Securities Owned
Providian Corporation              Delaware        100% Publicly Owned

Providian Agency Group, Inc.       Kentucky        100% Providian Corporation

College Resource Group, Inc.       Kentucky        100% Providian Agency Group, Inc.

Knight Insurance Agency, Inc.    Massachusetts     100% College Resource Group, Inc.

Knight Tuition Payment
  Plans, Inc.                    Massachusetts     100% Knight Insurance Agency, Inc.

Knight Insurance Agency
  (New Hampshire), Inc.          New Hampshire     100% Knight Insurance Agency, Inc.

Peoples Security Life
  Insurance Company              North Carolina    100% Providian Corporation

Agency Holding II, Inc.             Delaware       100% Peoples Security Life Insurance
                                                   Company

Agency Investments II, Inc.         Delaware       100% Agency Holding II, Inc.

Agency Holding III, Inc.            Delaware       100% Peoples Security Life Insurance
                                                   Company

Agency Investments III, Inc.        Delaware       100% Agency Holding III, Inc.

Ammest Realty Corporation            Texas         100% Peoples Security Life Insurance
                                                   Company

Providian Assignment Corporation    Kentucky       100% Providian Corporation

Providian Capital Management,
  Inc.                              Delaware       100% Providian Corporation

Providian Capital Management
  Real Estate Services, Inc.        Delaware       100% Providian Capital Management, Inc.

Capital Real Estate
  Development Corporation           Delaware       100% Providian Corporation

KB Currency Advisors, Inc.          Delaware       33 1/3% Capital Real Estate Development
                                                   Corporation
                                                   33 1/3% Jonathan M. Berg
                                                   33 1/3% Andrew J. Krieger

Capital General
  Development Corporation           Delaware       100% Providian Corporation

Commonwealth Life Insurance
  Company                           Kentucky       100% Capital General Development
                                                   Corporation

Agency Holding I, Inc.              Delaware       100% Commonwealth Life Insurance Company

Agency Investments I, Inc.          Delaware       100% Agency Holding I, Inc.

Commonwealth Agency, Inc.           Kentucky       100% Commonwealth Life Insurance Company

Capital 200 Block Corporation       Delaware       100% Providian Corporation

Capital Values Financial
  Services, Inc.                  Pennsylvania     100% Providian Corporation

Providian Securities
  Corporation                     Pennsylvania     100% Capital Values Financial Services,
                                                   Inc.

Capital Broadway Corporation        Kentucky       100% Providian Corporation

Providian Investment
  Advisors, Inc.                    Delaware       100% Providian Corporation

Capital Security Life
  Insurance Company              North Carolina    100% Providian Corporation

Security Trust Life
  Insurance Company                 Kentucky       100% Capital Security Life Insurance
                                                   Company

Independence Automobile
  Association, Inc.                 Florida        100% Capital Security Life Insurance
                                                   Company

Independence Automobile
  Club, Inc.                        Georgia        100% Capital Security Life Insurance
                                                   Company

Southlife, Inc.                    Tennessee       100% Providian Corporation

Providian Bancorp, Inc.             Delaware       100% Providian Corporation

First Deposit Service
  Corporation                      California      100% Providian Bancorp, Inc.

First Deposit Life
  Insurance Company                 Arkansas       100% Providian Bancorp, Inc.

First Deposit National Bank      United States     100% Providian Bancorp, Inc.

Winnisquam Community
  Development Corporation        New Hampshire     96% First Deposit National Bank

Providian National Bank          United States     100% Providian Bancorp, Inc.

Providian National Bancorp         California      100% Providian Bancorp, Inc.

Commonwealth Premium Finance       California      100% Providian National Bancorp

Providian Credit Services, Inc.       Utah         100% Providian Bancorp, Inc.

Providian Credit Corporation        Delaware       100% Providian Bancorp, Inc.

National Liberty Corporation      Pennsylvania     100% Providian Corporation

National Assets Management
  Corporation                     Pennsylvania     100% National Liberty Corporation

Compass Rose Development
  Corporation                     Pennsylvania     100% National Liberty Corporation

Association Consultants, Inc.       Illinois       100% National Liberty Corporation

Valley Forge Associates, Inc.     Pennsylvania     100% National Liberty Corporation

Veterans Benefits Plans, Inc.     Pennsylvania     100% National Liberty Corporation

Veterans Insurance Services,
  Inc.                              Delaware       100% National Liberty Corporation

Financial Planning
  Services, Inc.               Washington, D. C.   100% National Liberty Corporation

Providian Auto and
  Home Insurance Company            Missouri       100% Providian Corporation

Academy Insurance Group,
  Inc.                              Delaware       100% Providian Auto and Home Insurance
                                                   Company

Academy Life Insurance
  Company                           Missouri       100% Providian Corporation

Pension Life Insurance
  Company of America               New Jersey      100% Academy Insurance Group, Inc.

Academy Services, Inc.              Delaware       100% Academy Insurance Group, Inc.

Ammest Development
  Corporation, Inc.                  Kansas        100% Academy Insurance Group, Inc.

Ammest Insurance Agency, Inc.      California      100% Academy Insurance Group, Inc.

Ammest Massachusetts
  Insurance Agency, Inc.         Massachusetts     100% Academy Insurance Group, Inc.

Ammest Realty, Inc.               Pennsylvania     100% Academy Insurance Group, Inc.

Ampac, Inc.                          Texas         100% Academy Insurance Group, Inc.

Ampac Insurance Agency, Inc.      Pennsylvania     100% Academy Insurance Group, Inc.

Data/Mark Services, Inc.            Delaware       100% Academy Insurance Group, Inc.

Force Financial Group, Inc.         Delaware       90% Academy Insurance Group, Inc.
                                                   10% owned by an officer of Force Financial
                                                   Group, Inc.

Force Financial Services, Inc.   Massachusetts     100% Force Financial Group, Inc.

Military Associates, Inc.         Pennsylvania     100% Academy Insurance Group, Inc.

NCOAA Management Company             Texas         100% Academy Insurance Group, Inc.

NCOA Motor Club, Inc.               Georgia        100% Academy Insurance Group, Inc.

Unicom Administrative
  Services, Inc.                  Pennsylvania     100% Academy Insurance Group, Inc.

Unicom Administrative
  Services GmbH                     Germany        100% Unicom Administrative Services, Inc.

Providian Property and
  Casualty Insurance Company        Kentucky       100% Providian Auto and Home Insurance
                                                   Company

Providian Fire Insurance
  Company                           Kentucky       100% Providian Property and Casualty
                                                   Insurance Company

Capital Liberty, L.P.               Delaware       50% Providian Corporation (General
                                                   Partnership Interests)
                                                   40% Commonwealth Life Insurance Company
                                                   (Limited Partnership Interests)
                                                   10% Peoples Security Life Insurance
                                                   Company (Limited Partnership Interests)

Providian Life and Health
  Insurance Company                 Missouri       100% Capital Liberty, L.P.

Veterans Life Insurance Company     Illinois       100% Providian Life and Health Insurance
                                                   Company

National Information Systems
  Corporation                     Pennsylvania     100% Veterans Life Insurance Company

First Providian Life and
  Health Insurance Company          New York       100% Veterans Life Insurance Company

Benefit Plans, Inc.                 Delaware       100% Providian Corporation

DurCo Agency, Inc.                  Virginia       100% Benefit Plans, Inc.

Camden Asset Management, L.P.      California      51% Commonwealth Life Insurance Company
                                                   (Limited Partner)

ITEM 27.   NUMBER OF CONTRACT OWNERS

As of September 14, 1995, there were 98 Contract Owners.

ITEM 28.   INDEMNIFICATION

Item 28 is incorporated by reference from the Post-Effective Amendment No. 6 to the Registration Statement of the National Home Life Assurance Company Separate Account II, File No. 33-7033.

ITEM 29.   PRINCIPAL UNDERWRITERS

     (a) Providian Securities Corporation, which serves as the principal underwriter for the variable annuity contracts funded by Separate Account V, also serves as the principal underwriter for variable life insurance policies funded by Separate Account I and for Separate Account II of Providian Life and Health.

     (b)  Directors and Officers


                                    Positions and Officers
               Name                      with Underwriter
               ----                  ----------------------
          Jeffrey P. Lammers        President, Assistant Secretary
                                      and Director
          Jamie L. Holland          Compliance Officer and Vice President
          Michael F. Lane           Vice President
          Harvey E. Willis          Vice President and Secretary
          Sarah J. Strange          Vice President
          Elaine J. Robinson        Treasurer
          Michael G. Ayers          Controller
          Robert L. Walker          Director
          William R. Gernert        Director


ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the Administrative Office of Providian Life and Health in Louisville, Kentucky.


ITEM 31.   MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.


ITEM 32.   UNDERTAKINGS.

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) The Registrant hereby undertakes to rely on the no-action letter dated November 28, 1988 (Ref. No. IP-6-88) with respect to language concerning withdrawal restrictions applicable to Code Section 403(b) plans. Providian Life and Health has complied with conditions 1 through 4 of the no-action letter.



     (e) The Registrant hereby undertakes that no Director has resigned due to a disagreement with the Registrant or any matter relating to the Separate Account's operations, policies or practices.

                                   SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Providian Life and Health Insurance Company Separate Account V has caused this amended Registration Statement to be signed in the County of Chester and Commonwealth of Pennsylvania on the 16th day of November 1995.


                              Providian Life and Health Insurance
                              Company Separate Account V (Registrant)

                              By:   Providian Life and Health Insurance
                                    Company


                              By:   David J. Miller*
                                    -------------------------------------------
                                    David J. Miller, President
                                    Providian Life and Health Insurance Company



                              Providian Life and Health Insurance
                              Company (Depositor)


                              By:   David J. Miller*
                                    -------------------------------------------
                                    David J. Miller, President
                                    Providian Life and Health Insurance Company



                             *By:   /s/   R. Michael Slaven
                                    -------------------------------------------
                                    R. Michael Slaven
                                    Attorney-in-Fact

  As required by the Securities Act of 1933, this Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.



Signature                     Title                                    Date
---------                     -----                                    ----
Shailesh J. Mehta*            Director, Chairman of the Board          November 16, 1995
-----------------------       and Chief Executive Officer
Shailesh J. Mehta

David J. Miller*              Director and President                   November 16, 1995
-----------------------
David J. Miller

Earl W. Baucom*               Director, Senior Vice President          November 16, 1995
-----------------------       and Chief Financial Officer
Earl W. Baucom

Robert A. Long*               Director and Senior Vice                 November 16, 1995
-----------------------       President
Robert A. Long

John H. Rogers*               Director and Senior Vice                 November 16, 1995
-----------------------       President
John H. Rogers

Richard J. Potter*            Director and Senior Vice                 November 16, 1995
-----------------------       President
Richard J. Potter

David B. Smith*               Director                                 November 16, 1995
-----------------------
David B. Smith

Richard H. Smith*             Director and Senior Vice                 November 16, 1995
-----------------------       President
Richard H. Smith

David R. Aplington*           Director, Vice President,                November 16, 1995
-----------------------       General Counsel and Secretary
David R. Aplington

Jean A. Young*                Vice President and Controller            November 16, 1995
-----------------------       (Chief Accounting Officer)
Jean A. Young

Dennis E. Brady*              Vice President and Treasurer             November 16, 1995
-----------------------
Dennis E. Brady



    /s/ R. Michael Slaven
*By__________________________
        R. Michael Slaven
        Attorney-in-Fact